Filed pursuant to Rule 497(b)

File No. 333-256828

FORETHOUGHT VARIABLE INSURANCE TRUST

July 8, 2021

Dear Contract Holders:

At a meeting held on May 4, 2021, the Board of Trustees (the “Board”) of Forethought Variable Insurance Trust (the “Trust”), a Delaware statutory trust, approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of each Acquired Portfolio identified below (each an “Acquired Portfolio”) into the corresponding Acquiring Portfolio identified below (each an “Acquiring Portfolio”) (each a “Reorganization” and collectively, the “Reorganizations”).

Acquired Portfolio and Share Class	Corresponding Acquiring Portfolio and Share Class
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio (“GA Goldman Dynamic”) Class II Shares	Global Atlantic Balanced Managed Risk Portfolio (“GA Balanced”) Class II Shares
Global Atlantic PIMCO Tactical Allocation Portfolio (“GA PIMCO”) Class II Shares	Global Atlantic Wellington Research Managed Risk Portfolio (“GA Wellington”) Class II Shares

Each Reorganization does not require shareholder approval. The Reorganizations are expected to occur after the close of business on August 20, 2021 (or at such earlier or later date as determined by an officer of the Trust) (the “Closing Date”).

Forethought Life Insurance Company (“FLIC”) offers variable annuity contracts (each a “Contract”) through its separate account (the “Separate Account”), registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). You were a holder of at least one such Contract as of the close of business on June 18, 2021. The Separate Account is segmented into subaccounts (the “Subaccounts”), each of which invests in an underlying open-end investment management company or a series thereof. The enclosed Combined Information Statement/Prospectus relates solely to the Acquired Portfolios and Acquiring Portfolios, which are series of the Trust and which underlie certain Subaccounts offered under your Contract.  The Separate Accounts or their trustees, as record owners of the Acquired Portfolios are, in most cases, the true “shareholders” of the Acquired Portfolios. For clarity and ease of reading, references to “shareholder” or “you” throughout the Combined Information Statement/Prospectus do not refer to the technical shareholder but rather refer to the Contract Holder.

After carefully considering the merits of each Reorganization, the Board determined each Reorganization is in the best interests of the Acquired Portfolio and its corresponding Acquiring Portfolio. In connection with each Reorganization, you should note the following:

•                  The value of your investment will not change as a result of the Reorganization;

•                  The Acquiring Portfolio will have the same or lower contractual advisory fees than the corresponding Acquired Portfolio following the Reorganization;

•                  The Acquiring Portfolio after the Reorganization is expected to have the same or lower total annual operating expense ratio than the Acquired Portfolio immediately prior to the Reorganization;

•                  With respect to GA Wellington, the Adviser has contractually agreed to establish an expense limitation arrangement applicable to the Portfolio, under which the Adviser will reimburse such Portfolio’s expenses such that the total annual operating expense ratio of the Portfolio will not exceed the current total operating expense ratio of GA PIMCO for one year following the Closing Date. Following the expiration of the one-year expense limitation arrangement, it is possible that the total annual fund operating expenses of GA Wellington may be higher than the total annual fund operating expenses of GA PIMCO, based in part on the asset size of the GA Wellington at that time; and

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•                  The Reorganization is expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the assets of one or more Acquired Portfolios with a corresponding Acquiring Portfolio’s assets in the Reorganization.

With respect to each Reorganization, the Plan provides for:

•                  The transfer of all of the assets of an Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of the corresponding Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”);

•                  The assumption by the corresponding Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and

•                  The distribution of shares of the corresponding Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

Existing shareholders of an Acquired Portfolio are permitted to purchase additional shares of the Acquired Portfolio until the Closing Date, but any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the corresponding Acquiring Portfolio. Existing shareholders may also redeem their shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. The Separate Account through which you invest may have different restrictions. Please refer to your variable contract prospectus (or other disclosure document) for more information.

Each Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed Combined Information Statement/Prospectus, which contains information about each Acquiring Portfolio, including its investment objective, strategies, risks, performance, fees and expenses.

If you have any questions, please call the Portfolios at 1-877-355-1820.

Sincerely,

Eric D. Todd, CFA
President and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE COMBINED INFORMATION STATEMENT/PROSPECTUS

The questions and answers below provide an overview of key points typically of interest to shareholders regarding a mutual fund reorganization. These questions and answers are intentionally brief to provide a concise summary. The responses are qualified in their entirety by the remainder of the enclosed Combined Information Statement/Prospectus (“Information Statement/Prospectus”), which contains additional information and further details about each reorganization. We encourage you to read the full Information Statement/Prospectus.

General Information About the Reorganizations

Q. 1.                      Why am I receiving the Information Statement/Prospectus?

A. 1.                      Global Atlantic Investment Advisors, LLC (“GAIA” or “Adviser”) has recommended the reorganizations set forth below as part of an initiative to streamline the product offerings of the series of Forethought Variable Insurance Trust (the “Trust”). As part of this initiative, the Board Trustees (“Board”) of the Trust approved the reorganization of each Acquired Portfolio set forth in the table below with and into the corresponding Acquiring Portfolio set forth below (each, a “Reorganization”).

Acquired Portfolio and Share Class	Corresponding Acquiring Portfolio and Share Class
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio (“GA Goldman Dynamic”) Class II Shares	Global Atlantic Balanced Managed Risk Portfolio (“GA Balanced”) Class II Shares
Global Atlantic PIMCO Tactical Allocation Portfolio (“GA PIMCO”) Class II Shares	Global Atlantic Wellington Research Managed Risk Portfolio (“GA Wellington”) Class II Shares

Forethought Life Insurance Company (“FLIC”) offers variable annuity contracts (each a “Contract”) through its separate account (the “Separate Account”), registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). You were a holder of at least one such Contract as of the close of business on June 18, 2021. The Separate Account is segmented into subaccounts (the “Subaccounts”), each of which invests in an underlying open-end investment management company or a series thereof. The enclosed Information Statement/Prospectus relates solely to the Acquired Portfolios and Acquiring Portfolios, which are series of the Trust and which underlie certain Subaccounts offered under your Contract. We suggest that you keep the Information Statement/Prospectus for your records and future reference. The Separate Accounts or their trustees, as record owners of the Acquired Portfolios are, in most cases, the true “shareholders” of the Acquired Portfolios. For clarity and ease of reading, references to “shareholder” or “you” throughout the Information Statement/Prospectus do not refer to the technical shareholder but rather refer to the Contract Holder. Each Acquiring Portfolio, following completion of the applicable Reorganization(s), may be referred to as a “Combined Portfolio.”

Q. 2.                      How did the Board reach its decision to approve the Reorganizations?

A.2.                         In determining whether to approve each Reorganization, the Board considered a variety of factors, including: (1) the relative asset size and long-term viability of the Acquired Portfolio compared to the corresponding Acquiring Portfolio; (2) the similarities and differences between the Acquired Portfolio’s and its corresponding Acquiring Portfolio’s investment objective, investment strategies, policies and restrictions, investment process, and principal risks; (3) the continuity provided by the fact that the Acquired Portfolio and its corresponding Acquiring Portfolio have the same investment adviser; (4) the fact that the Acquiring Portfolios have different sub-advisers than the Acquired Portfolios; (5) the terms and conditions of the Agreement and Plan of Reorganization (the “Plan”), which include provisions that are designed to avoid any dilution of shareholder interests; (6) the estimated costs of the Reorganization and the fact that the Adviser will bear the costs associated with the Reorganization; (7) the tax considerations of the Reorganization; (8) the pro forma gross and net operating expenses of each share class of the Acquiring Portfolio after the Reorganization are estimated to be the same or lower than the current gross and net operating expenses of each corresponding share class of the Acquired Portfolio; (9) with respect to the Reorganization of GA PIMCO into GA Wellington, the fact that the Adviser has agreed to reduce the expense limit of the Combined Portfolio such that the net annual operating expense ratio of the Combined Portfolio immediately after the Reorganization is expected be the same as that of the Acquired Portfolio immediately prior to the Reorganization; and (10) alternatives to the Reorganization. The Board also considered that each Reorganization does not require, and would be completed without incurring the costs associated with, holding a special meeting of the Acquired Portfolio’s shareholders. After careful consideration of these and other factors, the Board determined that the Reorganizations are in the best interests of the Acquired Portfolios and the corresponding Acquiring Portfolios and that the interests of the shareholders of the Acquired Portfolios and the corresponding Acquiring Portfolios would not be diluted as a result of the Reorganizations.

For more information regarding the Board’s considerations in determining to approve the Reorganizations, please see the section entitled “REASONS FOR THE REORGANIZATIONS, BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATIONS” in the Information Statement/Prospectus.

Q. 3.                      Why are shareholders not being asked to approve the Reorganizations?

A. 3.                    Under the Trust’s Declaration of Trust and By-Laws, each Reorganization does not require the approval of shareholders. In addition, in adopting a rule governing reorganizations of affiliated investment companies, the U.S. Securities and Exchange Commission (“SEC”) stated its view that approval by shareholders of an acquired portfolio would be required if the reorganization would result in a change that, in a context other than a reorganization, would require the approval of the acquired portfolio’s shareholders under applicable provisions of the Investment Company Act of 1940, as amended. The types of differences between an acquired portfolio and an acquiring portfolio that would require the approval by the acquired portfolio’s shareholders for a reorganization generally include different boards of directors, materially different advisory contracts, materially different fundamental investment policies, or higher distribution fees for the acquiring portfolio as compared to the acquired portfolio. None of the factors requiring a shareholder vote are present with respect to each Reorganization.

Q. 4.                    Who will bear the costs of each Reorganization?

A. 4.                    With respect to each Reorganization, the Adviser will bear the costs of the Reorganization. Reorganization costs include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of the Information Statement/Prospectus; (2) the preparation of the registration statement and other shareholder communications and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; and (3) legal, audit and other fees incurred in connection with the Reorganizations, including brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Portfolio or the Acquiring Portfolio.  The estimated amount of each Acquired Portfolio’s assets that will be sold by the corresponding Combined Portfolio upon the consummation of the Reorganization and the related brokerage and other transaction costs expected to be borne by the Adviser are set forth in the table below.

Acquired Portfolio	Estimated Percentage of the Acquired Portfolio’s Securities to be Sold	Estimated Transaction Costs (dollars and basis points (as a percentage of the Combined Portfolio’s assets))
GA Goldman Dynamic	21%	$661 (0 basis points)
GA PIMCO	30%	$686 (0 basis points)

For more information regarding brokerage expenses and similar transaction costs, see the section entitled “ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS – Brokerage Expenses and Other Transaction Costs” in the Information Statement/Prospectus.

Q. 5.                      How will the Reorganization affect me as a Shareholder?

A. 5.                      The Reorganizations are expected to occur after the close of business on August 20, 2021 (or at such earlier or later date as determined by an officer of the Trust) (the “Closing Date”).

After the close of business on the Closing Date, shareholders of an Acquired Portfolio will become shareholders of the corresponding Acquiring Portfolio and will receive shares of the corresponding Acquiring Portfolio that are equal in value to their shares in the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”). The number of shares you receive will depend on the relative net asset value of the Acquired Portfolio’s and corresponding Acquiring Portfolio’s shares immediately prior to the Reorganization. Thus, although the aggregate net asset value of the shares in your account will be the same immediately after the close of business on the Closing Date, you may receive a greater or lesser number of shares than you currently hold in the Acquired Portfolio.

Q. 6.                      Can I purchase, exchange or redeem my Acquired Portfolio shares before the Reorganization takes place?

A. 6.                      Existing shareholders of an Acquired Portfolio are permitted to purchase additional shares of the Acquired Portfolio until the Closing Date, but any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the corresponding Acquiring Portfolio. Existing shareholders may also redeem their shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. The Separate Account through which you invest may have different restrictions. Please refer to your variable contract prospectus (or other disclosure document) for more information.

General Information About the Portfolios

Q. 7.                      How comparable are the Portfolios’ investment objectives and principal investment strategies?

A. 7.                      Each Acquired Portfolio and its corresponding Acquiring Portfolio have the same investment objectives and similar principal investment strategies, but there are some differences you should consider. The “Synopsis” section in the Information Statement/Prospectus for each Reorganization provides a comparison of each Acquired Portfolio’s and the corresponding Acquiring Portfolio’s investment objective and principal investment strategy. This comparison can be found in the sub-sections entitled “Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks.”

Q. 8.                    How comparable are the Portfolios’ principal risks?

A. 8.                    Each Acquired Portfolio and its corresponding Acquiring Portfolio have similar principal risks, but there are some differences you should consider. The “Synopsis” section in the Information Statement/Prospectus for each Reorganization provides a comparison of each Acquired Portfolio’s and the corresponding Acquiring Portfolio’s principal risks. This comparison can be found in the sub-sections entitled “Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks.”

Q. 9.                      Do each of the Acquiring Portfolios have a different investment adviser and sub-adviser?

A. 9.                      Each Acquired Portfolio and the corresponding Acquiring Portfolio have the same investment adviser but have different sub-advisers. GAIA will continue to serve as each Acquiring Portfolio’s investment adviser after the closing of the Reorganization. GA Goldman Dynamic is sub-advised by Goldman Sachs Asset Management, L.P. whereas GA Balanced is sub-advised by BlackRock Investment Management, LLC and Milliman Financial Risk Management LLC (“Milliman”). GA PIMCO is sub-advised by Pacific Investment Management Company LLC whereas GA Wellington is sub-advised by Wellington Management Company LLP and Milliman.

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Q. 10.             Will the Plan result in different expenses for shareholders of the Acquired Portfolios?

A. 10.   Yes. Each Acquiring Portfolio has different expenses than the corresponding Acquired Portfolio. With respect to each Reorganization, it is anticipated that, immediately following the Reorganization, shareholders of the Combined Portfolio will incur the same or lower actual management fees (i.e., the management fee rate payable calculated based on a Portfolio’s asset level) than the shareholders of the corresponding Acquired Portfolio immediately prior to the Reorganization. With respect to each Reorganization, the total net annual operating expense ratio of the Combined Portfolio immediately after the Reorganization is expected to be the same or lower than the total net annual operating expense ratio of the corresponding Acquired Portfolio immediately prior to the Reorganization. With respect to GA Wellington, the Adviser has contractually agreed to establish an expense limitation arrangement applicable to the Portfolio, under which the Adviser will reimburse such Portfolio’s expenses such that the total annual operating expense ratio of the Portfolio will not exceed the current total operating expense ratio of GA PIMCO for one year following the Closing Date. Following the expiration of the one-year expense limitation arrangement, it is possible that the total annual fund operating expenses of GA Wellington may be higher than the total annual fund operating expenses of GA PIMCO, based in part on the asset size of the GA Wellington at that time. For more information on fees and expenses, see the section entitled “Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio” in the “Synopsis” section for each Reorganization in the Information Statement/Prospectus.

Q. 11.               Will the Reorganization be considered a taxable event for federal income tax purposes?

A. 11.               Shares of the Acquired Portfolios are offered only through a variable annuity contract. Because these products allow tax-free treatment for transactions within such products, you are not expected to recognize any gain or loss for federal income tax purposes on the exchange of shares of an Acquired Portfolio for shares of the corresponding Acquiring Portfolio.

Important additional information about each Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

COMBINED INFORMATION STATEMENT/PROSPECTUS

July 8, 2021

Forethought Variable Insurance Trust
10 West Market Street, Suite 2300

Indianapolis, Indiana 46204

(877) 355-1820

We Are Not Asking You for a Proxy and You Should Not Send Us a Proxy

This Combined Information Statement/Prospectus (“Information Statement/Prospectus”) relates to the reorganization of each Acquired Portfolio set forth in the table below (each an “Acquired Portfolio) with and into the corresponding Acquiring Portfolio set forth in the table below (each, an “Acquiring Portfolio”) (each, a “Reorganization” and collectively, the “Reorganizations”). Forethought Life Insurance Company (“FLIC”) offers variable annuity contracts (each a “Contract”) through its separate account (the “Separate Account”), registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). You were a holder of at least one such Contract as of the close of business on June 18, 2021. The Separate Account is segmented into subaccounts (the “Subaccounts”), each of which invests in an underlying open-end investment management company or a series thereof. This Information Statement/Prospectus relates solely to the Acquired Portfolios and Acquiring Portfolios, which are series of the Trust and which underlie certain Subaccounts offered under your Contract.

Acquired Portfolio and Share Class	Corresponding Acquiring Portfolio and Share Class
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio (“GA Goldman Dynamic”) Class II Shares	Global Atlantic Balanced Managed Risk Portfolio (“GA Balanced”) Class II Shares
Global Atlantic PIMCO Tactical Allocation Portfolio (“GA PIMCO”) Class II Shares	Global Atlantic Wellington Research Managed Risk Portfolio (“GA Wellington”) Class II Shares

The Separate Accounts or their trustees, as record owners of the Acquired Portfolios are, in most cases, the true “shareholders” of the Acquired Portfolios. For clarity and ease of reading, references to “shareholder” or “you” throughout this Information Statement/Prospectus do not refer to the technical shareholder but rather refer to the Contract Holder. Each Acquiring Portfolio and Acquired Portfolio may be referred to herein as a “Portfolio.”

Each Reorganization will be completed pursuant to the terms of an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board (“Board”) of Trustees of Forethought Variable Insurance Trust (the “Trust”). The Plan provides for the following: (1) the transfer of all of the assets of each Acquired Portfolio to the corresponding Acquiring Portfolio, in exchange for shares of the corresponding Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange on the closing date of the Reorganization; (2) the assumption by the corresponding Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and (3) the distribution of shares of the corresponding Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

Each Reorganization is discussed in detail in this Information Statement/Prospectus, which you should read carefully and retain for future reference. It is both an information statement for each Acquired Portfolio and a prospectus for the corresponding Acquiring Portfolio. A Statement of Additional Information dated July 8, 2021, relating to this Information Statement/Prospectus and each Reorganization has been filed with the SEC and is incorporated by reference into this Information Statement/Prospectus. Additional information is contained in the documents described below, all of which have been filed with the SEC.

Documents:	How to Obtain a Copy:

—                 The Statutory Prospectus for the Acquired Portfolios and the Acquiring Portfolios dated May 1, 2021, as supplemented on May 6, 2021 (Securities Act File No. 333-189870) (the “Prospectus”)

—                 Statement of Additional Information for the Acquired Portfolios and the Acquiring Portfolios dated May 1, 2021, as supplemented on May 6, 2021 and on June 3, 2021 (Securities Act File No. 333-189870) (the “Statement of Additional Information”)

The Prospectus and the Statement of Additional Information are available, without charge, by calling 1-877-355-1820, or by writing to:

Global Atlantic Portfolios

c/o Forethought Variable Insurance Trust
10 West Market Street, Suite 2300
Indianapolis, Indiana 46204

Information is also available at http://connect.rightprospectus.com/globalatlanticportfolios.

Each of these documents is incorporated by reference into this Information Statement/Prospectus (meaning that they are legally considered to be part of this Information Statement/Prospectus) only insofar as they relate to the Acquiring Portfolios and Acquired Portfolios. No other parts of such documents are incorporated by reference herein.

— The Portfolios’ Annual Shareholder Report dated December 31, 2020.

This document is available, without charge, by calling 1-877-355-1820, or by writing to:

Global Atlantic Portfolios

c/o Forethought Variable Insurance Trust
10 West Market Street, Suite 2300
Indianapolis, Indiana 46204

Information is also available at http://connect.rightprospectus.com/globalatlanticportfolios.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, information statements, reports, and other information filed by the Portfolios may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

No person has been authorized to give any information or to make any representations other than those contained in this Information Statement/Prospectus and in the materials expressly incorporated by reference.

If any person provides any other representation or information, you should not rely on those other representations or information since none of the Portfolios have authorized those representations.

The SEC has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

Please note that investments in the Portfolios are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any portfolio will achieve its investment objectives.

TABLE OF CONTENTS

GENERAL SYNOPSIS	4

The Reorganizations	4

Comparison of Portfolio Classes and Distribution Arrangements	4

Comparison of Buying and Selling Shares	5

Comparison of Portfolio Distributions	5

Tax Information	5

Payments to Other Financial Intermediaries	5

SYNOPSIS – COMPARISON OF GA GOLDMAN DYNAMIC AND GA BALANCED	6

SYNOPSIS – COMPARISON OF GA PIMCO AND GA WELLINGTON	14

COMPARISON OF THE PRINCIPAL RISKS	22

REASONS FOR THE REORGANIZATIONS, BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATIONS	27

MANAGEMENT OF THE PORTFOLIOS	29

The Investment Adviser and Sub-Advisers	29

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	34

The Agreement and Plan of Reorganization	34

Tax Considerations	34

Brokerage Expenses and Other Transaction Costs	34

Expenses of the Reorganization	35

Accounting Survivor	35

CAPITALIZATION OF THE PORTFOLIOS AND FORM OF ORGANIZATION	35

Capitalization of the Portfolios	35

Form of Organization	36

GENERAL INFORMATION	36

MORE INFORMATION ABOUT THE PORTFOLIOS	37

FINANCIAL HIGHLIGHTS	43

INDEX OF APPENDICES	48

Appendix A: Form of Agreement and Plan of Reorganization	A-1

Appendix B: Additional Information Regarding the Portfolios’ Investment Philosophy and Investment Process	B-1

Appendix C: 5% Record Owners of Fund Shares	C-1

GENERAL SYNOPSIS

You should read this entire Information Statement/Prospectus carefully. For additional information, you should consult the Prospectus; the Statement of Additional Information (“SAI”); and the Agreement and Plan of Reorganization (the “Plan”). A form of the Plan is attached hereto as Appendix A.

The Reorganizations

At a meeting held on May 4, 2021, the Board of Trustees (the “Board”) of Forethought Variable Insurance Trust (the “Trust”) reviewed a proposal from Global Atlantic Investment Advisors, LLC (“GAIA” or “Adviser”) regarding an initiative to streamline the product offerings of the series of the Trust. For the reasons set forth herein, the Board approved the Plan that provides for the reorganization of each Acquired Portfolio set forth in the table below with and into the corresponding Acquiring Portfolio set forth in the table below (each, a “Reorganization” and collectively, the “Reorganizations”). Each Reorganization does not require shareholder approval. Each Reorganization is expected to occur after the close of business on August 20, 2021 (or at such earlier or later date as determined by an officer of the Trust) (each a “Closing Date”).

Acquired Portfolio	Corresponding Acquiring Portfolio
GA Goldman Dynamic	GA Balanced
GA PIMCO	GA Wellington

With respect to each Reorganization, the Plan provides for:

•                  the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of the Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange (4:00 pm, Eastern Time) on the Closing Date (“Valuation Time”);

•                  the assumption by the corresponding Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and

•                  the distribution of shares of the corresponding Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

The Reorganizations are expected to be completed after the close of business on the Closing Date based on the net asset value of each Portfolio’s shares as of the Valuation Time. Each Acquiring Portfolio, following completion of the applicable Reorganization(s), may be referred to as the “Combined Portfolio.”

Each shareholder of an Acquired Portfolio will hold, immediately after the Closing Date, shares of the same class of the corresponding Acquiring Portfolio having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Portfolio held by that shareholder as of the Valuation Time. Each Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. Your investment in an Acquired Portfolio will automatically be invested in the corresponding Acquiring Portfolio upon completion of the Reorganization.

Prior to or at the completion of each Reorganization, each Acquired Portfolio and the corresponding Acquiring Portfolio will receive a tax opinion from Dechert LLP, legal counsel to the Trust, to the effect that, based upon certain facts, assumptions, and representations, no gain or loss is expected to be recognized for federal income tax purposes by the Acquired Portfolio or its shareholders as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is included under “ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS – Tax Considerations.”

Comparison of Portfolio Classes and Distribution Arrangements

In connection with each Reorganization, shareholders of an Acquired Portfolio will receive shares of the corresponding Acquiring Portfolio. The shares of each Acquiring Portfolio will have substantially identical legal characteristics as the corresponding shares of the Acquired Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability. Each Portfolio is organized as a series of the same Delaware statutory trust. There are no material differences between the rights of shareholders of the Acquiring Portfolio and shareholders of the corresponding Acquired Portfolio.

Comparison of Buying and Selling Shares

Shares of the Acquiring Portfolios and the Acquired Portfolios are intended to be sold to certain separate accounts of Forethought Life Insurance Company (“FLIC”). All shares are held by a separate account for your benefit and the benefit of other purchasers. Shares of a Portfolio may be purchased or sold on any day that the New York Stock Exchange is open, or as permitted under your variable annuity contract.

Comparison of Portfolio Distributions

All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in each Portfolio’s shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash. Dividends are not taxable as current income to you or other purchasers of variable annuity contracts.

Tax Information

It is each Portfolio’s intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable annuity contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries

Each Portfolio or the Adviser may pay FLIC for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing FLIC and your salesperson to recommend a variable contract and a Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SYNOPSIS – COMPARISON OF GA GOLDMAN DYNAMIC AND GA BALANCED

Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks

The investment objective of each Portfolio is the same. Each Portfolio seeks to provide capital appreciation and income while seeking to manage volatility. The Portfolios’ investment objectives are non-fundamental policies and may be changed without shareholder approval by the Board upon 60 days’ written notice to shareholders. Each Portfolio has the same fundamental investment restrictions. Each Portfolio has some similar principal investment strategies, but there are some differences in the Portfolios’ principal investment strategies that you should consider.

•                  Under normal circumstances, each Portfolio’s sub-adviser(s) will allocate the Portfolio’s assets to equity and fixed-income investments while also seeking to manage volatility.

•                  The Acquired Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”). The Acquiring Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”), which manages the Portfolio’s capital appreciation and income component (“Capital Appreciation and Income Component”) and Milliman Financial Risk Management LLC (“Milliman”), which manages the Portfolio’s managed risk component (the “Managed Risk Component”).

•                  GSAM dynamically allocates the Acquired Portfolio’s assets to generate returns, while managing the Portfolio’s volatility. GSAM manages the Acquired Portfolio pursuant to a momentum investing strategy that seeks to provide exposure to the broad U.S. and other developed equity markets and U.S. fixed-income markets. In comparison, BlackRock manages the Capital Appreciation and Income Component of the Acquiring Portfolio pursuant to a strategy that seeks to invest in a combination of iShares Exchange Traded Funds (“ETFs”) that are affiliated with BlackRock and are offered through different prospectuses. The Portfolio intends its strategy of providing exposure to a combination of ETFs to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. Milliman manages the Managed Risk Component pursuant to a strategy that seeks to manage portfolio volatility and provide downside risk management, which consists of using hedge instruments to reduce the downside risk of the Acquiring Portfolio’s securities.

•                  Under normal circumstances, GSAM expects to allocate at least 40% and up to 60% of the Acquired Portfolio’s investment exposure to developed equity markets, and at least 40% and up to 60% of the Acquired Portfolio’s investment exposure to U.S. fixed-income markets, although GSAM may modify the target allocations from time to time. In comparison, the Acquiring Portfolio, under normal circumstances, allocates approximately 50% of the Capital Appreciation and Income Component assets to equity-based ETFs, and approximately 50% to fixed-income-based ETFs, although BlackRock may modify the target allocation from time to time.

•                  While each Portfolio will seek exposure to U.S. and other developed equity markets and U.S. fixed-income markets, the Acquired Portfolio will also seek exposure to foreign fixed-instruments, including emerging market debt, and may seek exposure to non-investment grade debt (known as “high-yield” or “junk” bonds) under normal circumstances.

•                  Each Portfolio may invest a substantial portion of its assets in other mutual funds and/or exchange-traded funds, and the Acquiring Portfolio may also invest in ETFs that integrate environmental, social and governance (“ESG”) factors into its investment selection process and/or screen out particular companies and industries based on certain ESG related criteria.

•                  As part of the Acquired Portfolio’s investment strategy, GSAM seeks to manage volatility and limit losses by allocating the Portfolio’s assets away from risky investments during distressed or volatile market environments. In distressed or volatile market environments, the Acquired Portfolio may also hold significant amounts of U.S. Treasury, short-term, or other fixed-income investments, including money market funds and repurchase agreements or cash, and at times may invest up to 100% of its assets in such investments. In comparison, with respect to the Managed Risk Component of the Acquiring Portfolio, the Adviser seeks to manage return volatility by employing Milliman to execute a managed risk strategy, which consists of using hedge instruments to reduce the downside risk of the Portfolio’s securities. Milliman may use hedge instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other hedge instruments judged by Milliman to be necessary to achieve the goals of the managed risk strategy. Milliman may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Acquiring Portfolio’s volatility at the targeted level in an environment in which Milliman expects market volatility to decrease or increase, respectively. The Acquiring Portfolio may at times invest up to 20% of its net assets in the Managed Risk Component.

The following comparisons summarize the principal investment strategies of each Portfolio.

	GA GOLDMAN DYNAMIC (ACQUIRED PORTFOLIO)	GA BALANCED (ACQUIRING PORTFOLIO)
Principal Investment Strategies

In seeking to achieve the Portfolio’s investment objectives, the Portfolio’s sub-adviser, GSAM dynamically allocates the Portfolio’s assets to generate returns, while managing the Portfolio’s volatility. Dynamic allocation refers to changes in the Portfolio’s asset allocation targets pursuant to GSAM’s views regarding changing market conditions and other considerations. The dynamic allocation is based on trend following or momentum investing. Momentum investing looks to recent price trends in assets, allocating more to assets that show positive trends in the recent past while allocating away from assets that show poor trends.

The Adviser allocates a portion of the Portfolio to the Capital Appreciation and Income Component managed by BlackRock and a portion to the Managed Risk Component managed by Milliman. BlackRock manages the Capital Appreciation and Income Component pursuant to a strategy that seeks to invest in a combination of iShares ETFs that are affiliated with BlackRock and are offered through different prospectuses. The Portfolio intends its strategy of providing exposure to a combination of ETFs to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. Milliman manages the Managed Risk Component pursuant to a strategy that seeks to manage portfolio volatility and provide downside risk management.

GSAM manages the Portfolio pursuant to a momentum investing strategy that seeks to provide exposure to the broad U.S. and other developed equity markets and U.S. fixed-income markets. Under normal circumstances, GSAM expects to allocate at least 40% and up to 60% of the Portfolio’s investment exposure to developed equity markets, and at least 40% and up to 60% of the Portfolio’s investment exposure to U.S. fixed-income markets, although GSAM may modify the target allocations from time to time. The Portfolio considers the following countries to have developed equity markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, countries represented in the indexes EuroStoxx 50 Index, FTSE 100 Index, S&P 500® Index, Russell 2000® Index, Nikkei 225 Index, and S&P 400® Index are all considered to have developed equity markets.

The Adviser seeks to achieve the Portfolio’s investment objective by allocating, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, to the Capital Appreciation and Income Component and up to 20% of the Portfolio’s net assets to the Managed Risk Component. Blackrock expects to further allocate approximately 50% of the Capital Appreciation and Income Component assets to equity-based ETFs, and approximately 50% to fixed-income-based ETFs, although BlackRock may modify the target allocation from time to time. The Portfolio incorporates a global tactical asset allocation strategy that, under normal circumstances, seeks to adjust allocations to asset classes that BlackRock deems to be attractive investments over the short to intermediate term. This strategy seeks to enhance the total return and manages portfolio risk at the aggregate level. Modifications in the allocations to the ETFs are based on techniques that may include technical, qualitative, quantitative and momentum analysis of the market. The mix of

GA GOLDMAN DYNAMIC (ACQUIRED PORTFOLIO)	GA BALANCED (ACQUIRING PORTFOLIO)
ETFs will vary with market conditions and BlackRock’s assessment of the ETFs’ relative attractiveness as investment opportunities.

To provide exposure to developed equity markets, the Portfolio’s investments may include, among other instruments, futures (including index futures), swaps, structured notes, other derivatives and other mutual funds and exchange-traded funds (“Underlying Funds”) offered through different prospectuses. The Portfolio may also invest directly in equity securities. There is no limitation on the market capitalization range of the issuers in which the Portfolio may have exposure. The Portfolio may have exposure to instruments denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Portfolio may also engage in foreign currency transactions (including forward contracts) for hedging purposes. In seeking exposure to the U.S. fixed-income market, the Portfolio’s investments will principally include U.S. Government Securities, U.S. Treasury futures and exchange-traded funds. As a result of the Portfolio’s use of derivatives, the Portfolio may also hold significant amounts of U.S. Treasury, short-term, or other fixed-income investments, including money market funds and repurchase agreements or cash. The Portfolio may invest in equity or fixed-income securities that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. The percentage of the Portfolio exposed to any asset class or geographic region will vary, and the Portfolio may not be invested in each asset class at all times. Moreover, the Portfolio may at times be more heavily invested in certain asset classes, such as U.S. equity or U.S. fixed-income.

Certain ETFs’ investments will focus on investments in securities listed on domestic and foreign equity exchanges with growth and value styles, including, small-, mid- and large-cap issuers, and on investments in domestic and foreign fixed-income instruments including U.S. treasuries, mortgage-backed securities, inflation-indexed instruments, corporate bonds, sovereign and emerging market debt. An ETF may invest a large percentage of its assets in indices located in a single country, a small number of countries, or a particular geographic region. As a result of its exposure to certain ETFs, the Portfolio indirectly provides exposure principally to U.S. and non-U.S. equity and fixed-income securities and derivatives. In addition, the ETFs may invest in debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the ETFs’ adviser or unrated but determined to be of equivalent quality by the ETFs’ adviser). Such securities are sometimes referred to as “junk bonds.” An ETF may integrate ESG factors into its investment selection process and/or screen out particular companies and industries based on certain ESG related criteria.

As part of the Portfolio’s investment strategy, GSAM seeks to manage volatility and limit losses by allocating the Portfolio’s assets away from risky investments during distressed or volatile market environments. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. In distressed or volatile market environments, the Portfolio may also hold significant amounts of U.S. Treasury, short-term, or other fixed-income investments, including money market funds and repurchase agreements or cash, and at times may invest up to 100% of its

In the Managed Risk Component, the Adviser seeks to manage return volatility by employing Milliman to execute a managed risk strategy, which consists of using hedge instruments to reduce the downside risk of the Portfolio’s securities. Milliman may use hedge instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other hedge instruments judged by Milliman to be necessary to achieve the goals of the managed risk strategy. Milliman may also buy or sell hedge instruments based on one or more market

GA GOLDMAN DYNAMIC (ACQUIRED PORTFOLIO)	GA BALANCED (ACQUIRING PORTFOLIO)
assets in such investments. While GSAM attempts to manage the Portfolio’s volatility, there can be no guarantee that the Portfolio will be successful.

indices in an attempt to maintain the Portfolio’s volatility at the targeted level in an environment in which Milliman expects market volatility to decrease or increase, respectively. Milliman selects individual hedge instruments that it believes will have prices that are highly correlated to the Portfolio’s positions. Milliman adjusts hedge instruments to manage overall net Portfolio risk exposure, in an attempt to stabilize the volatility of the Portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant and sustained market decline. Milliman seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the Portfolio’s hedge instruments accordingly. In addition, Milliman will monitor liquidity levels of relevant hedge instruments and transparency provided by exchanges or counterparties in hedging transactions. Milliman adjusts futures positions to manage overall net Portfolio risk exposure. Milliman may, during periods of rising security prices, implement strategies to preserve gains on the Portfolio’s positions. Milliman may, during periods of falling security prices, implement additional strategies to reduce losses in adverse market conditions. In these situations, Milliman’s activity could significantly reduce the Portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy will be used to decrease the amount of hedge instruments used to hedge the Portfolio. Milliman also adjusts hedge instruments to realign individual hedges when the Adviser rebalances the Portfolio’s asset allocation profile.

Depending on market conditions, scenarios may occur where the Portfolio has no positions in any hedge instruments.

The Acquiring Portfolio’s principal investment strategies, including the additional markets to which you may be exposed as a shareholder of the Acquiring Portfolio, may impact performance and the risk/return profile of your investment. The investment philosophy and investment process of the Portfolios are described in more detail in Appendix B.

The Portfolios are subject to similar principal risks; however, the degree to which each Portfolio is subject to any particular investment risk will depend on the extent to which the Portfolio is invested in a particular security or types of securities that expose the Portfolio to such risk. Each Portfolio is subject to the following principal risks: Asset Allocation Risk, Conflicts of Interest Risk, Derivatives Risk, Equity Risk, ETF Risk, Fixed Income Risk, Foreign Currency Risk, Foreign Investment Risk, Large Cap Risk, Management Risk, Market Risk, Mid Cap Risk, Over-the-Counter Transactions Risk, Portfolio Turnover Rate Risk, Short Positions Risk, Small Cap Risk and Underlying

Fund Risk. The Acquired Portfolio is also subject to the following principal risks: Focus Risk, Geographic Risk, Issuer Risk, Liquidity Risk, Momentum-Based Investment Style Risk and U.S. Government Securities Risk. The Acquiring Portfolio is also subject to the following principal risks: Affiliated Underlying Fund Risk, Emerging Markets Risk, ESG Investing Risk, Growth Stock Risk, High-Yield Debt Securities Risk, Sovereign Debt Risk, Tactical Asset Allocation Risk and Value Stock Risk. The risk profiles of the Acquired Portfolio and the Acquiring Portfolio are comparable.

The descriptions of these principal risks are described in the “COMPARISON OF THE PRINCIPAL RISKS” section below.

Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio Fees and Expenses

The fees and expenses of each Portfolio and estimated pro forma fees and expenses after giving effect to the Reorganization are shown in the table below. The fees and expenses of each Portfolio are based on the fees and expenses of the Portfolios for the twelve months ended December 31, 2020; except as noted in the footnotes to the tables below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Portfolio after giving effect to the Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of a Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity contract. If they were included, your costs would be higher. Please refer to your variable annuity prospectus for information on the separate account fees and expenses associated with your contract.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GA Goldman Dynamic (Acquired Portfolio)	GA Balanced (Acquiring Portfolio)	GA Balanced (Acquiring Portfolio) Pro Forma(1)
Management fees	0.85%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.13%	0.12%	0.10%
Acquired Fund Fees and Expenses(2)	0.06%	0.11%	0.11%
Total annual Portfolio operating expenses	1.29%	1.03%	1.01%
Fee Waiver and/or Reimbursement	(0.06%)(3)	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	1.23%	1.03%	1.01%

(1)          Reflects pro forma amounts following the Reorganization.

(2)          Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the Portfolio’s financial statements. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

(3)          The Adviser has contractually agreed to waive its fees and to reimburse expenses to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 1.17% of average daily net assets attributable to the Acquired Portfolio’s shares. The expense reimbursement is subject to possible recoupment from the Acquired Portfolio until the Closing Date on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment. The agreement will remain in effect until at least May 1, 2022. The agreement may be terminated only by the Board, on 60 days’ written notice to the Adviser.

Example

The examples below are intended to help you compare the cost of investing in the Portfolios and in the Acquiring Portfolio (after the Reorganization) on a pro forma basis. The examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same (except that the Example reflects any applicable contractual fee waivers/expense reimbursement arrangements for only the first year).

The pro forma expense examples are estimated. The expense examples do not include the cost of the Reorganization. Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:

	Year 1	Year 3	Year 5	Year 10
GA Goldman Dynamic (Acquired Portfolio)	$125	$403	$702	$1,551
GA Balanced (Acquiring Portfolio)	$105	$328	$569	$1,259
GA Balanced (Acquiring Portfolio) Pro Forma(1)	$103	$322	$558	$1,236

(1)          Reflects pro forma amounts following the Reorganization.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect a Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquired Portfolio was 172% of the average value of its portfolio. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquiring Portfolio was 119% of the average value of its portfolio.

Performance of the Acquired Portfolio and the Acquiring Portfolio

The bar charts and performance tables below show the variability of each Portfolio’s returns, which is some indication of the risks of investing in each Portfolio. The bar chart shows performance of each Portfolio’s Class II shares for each full calendar year since the Portfolio’s inception and the table shows how the average annual total returns of the Portfolio’s Class II shares compared with the returns of an index that measures broad market performance. The performance in the bar charts and the tables do not include the effect of variable contract charges. If variable contract charges had been included, performance would have been lower. You should be aware that each Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Acquiring Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. In addition, the sub-adviser to the Capital Appreciation and Income Component of the Acquiring Portfolio changed from BlackRock Financial Management, Inc. to BlackRock, effective May 1, 2021. No changes were made to the Acquiring Portfolio’s principal investment strategies or to the portfolio management team as a result of the change in sub-adviser.

The Acquired Portfolio

Class II Annual Total Return by Calendar Year

Highest Quarter	4th Quarter 2020	6.48%
Lowest Quarter	4th Quarter 2018	(6.62)%

The year-to-date return for the Acquired Portfolio’s Class II shares as of March 31, 2021 was 1.48%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Five Years	Since Inception (4/30/15)
Class II shares return before taxes	10.12%	5.93%	4.23%
S&P Global Managed Risk LargeMidCap Index – Conservative (reflects no deduction for fees, expenses or taxes)	6.93%	7.02%	5.31%

The Acquiring Portfolio

Class II Annual Total Return by Calendar Year

Highest Quarter	4th Quarter 2020	6.57%
Lowest Quarter	4th Quarter 2018	(7.20)%

The year-to-date return for the Acquiring Portfolio’s Class II shares as of March 31, 2021 was 1.45%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Five Years	Since Inception (10/31/13)
Class II shares return before taxes	8.78%	6.32%	5.36%
S&P Global Managed Risk LargeMidCap Index – Conservative (reflects no deduction for fees, expenses or taxes)	6.93%	7.02%	5.57%

SYNOPSIS – COMPARISON OF GA PIMCO AND GA WELLINGTON

Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks

The investment objective of each Portfolio is the same. Each Portfolio seeks to provide capital appreciation and income while seeking to manage volatility. The Portfolios’ investment objectives are non-fundamental policies and may be changed without shareholder approval by the Board upon 60 days’ written notice to shareholders. Each Portfolio has the same fundamental investment restrictions. Each Portfolio has some similar principal investment strategies, but there are some differences in the Portfolios’ principal investment strategies that you should consider.

•                  The Acquired Portfolio is sub-advised by Pacific Investment Management Company LLC (“PIMCO”). The Acquiring Portfolio is sub-advised by Wellington Management Company LLP (“Wellington Management”), which manages the Portfolio’s Capital Appreciation and Income Component, and Milliman, which manages the Portfolio’s Managed Risk Component.

•                  The Acquired Portfolio’s investments are utilized, in part, to manage the Acquired Portfolio’s volatility. In seeking to manage the Acquired Portfolio’s volatility and downside risk, the Acquired Portfolio will typically adjust its overall equity exposure between 50% and 75% of its net assets, and, under normal circumstances, will maintain a minimum equity exposure equal to 30% of its net assets. In comparison, the Acquiring Portfolio, under normal circumstances, allocates approximately 65% of the Capital Appreciation and Income Component to the equity strategy, and approximately 35% to the fixed-income strategy, although the Adviser may modify the target allocation from time to time.

•                  For the Acquired Portfolio, PIMCO utilizes a tactical allocation process to actively adjust the Portfolio’s exposure to asset classes based on estimated volatility and drawdown. PIMCO may increase or decrease equity exposure by buying and selling equity-related instruments, including derivatives. For the Acquiring Portfolio’s Capital Appreciation and Income Component, Wellington Management’s equity strategy seeks to provide long-term total returns by investing primarily in equity securities of U.S. companies and, to a lesser extent, foreign companies. Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Its fixed-income strategy seeks to provide long-term total returns by investing in a broad range of high-quality U.S. fixed-income securities.

•                  Under normal circumstances, the Acquired Portfolio invests in a combination of equity securities, fixed-income instruments, forwards and derivatives. The Acquired Portfolio will typically seek to achieve exposure to equity related sectors by investing in a combination of ETFs, futures contracts, forwards, swap agreements and options. The Acquired Portfolio may also invest directly in equity securities as well as derivatives based on fixed-income instruments. The Acquiring Portfolio, with respect to the equity strategy portion of the Capital Appreciation and Income Component, invests mainly in equity securities of U.S. companies and, to a lesser extent, foreign companies. The Acquiring Portfolio will typically seek to maintain representation in each major industry represented in the S&P 500® Index. The Acquiring Portfolio’s investment universe primarily includes U.S. government and agency securities, mortgage and structured finance securities, asset-backed securities, and investment-grade U.S. dollar-denominated corporate and sovereign securities. The fixed-income strategy may invest in fixed-income-related derivatives, including, but not limited to futures contracts, forward transactions and swap agreements.

•                  Wellington Management may invest up to 15% of the Acquiring Portfolio’s net assets allocated to the equity strategy in securities of foreign issuers and non-dollar securities. With respect to the fixed-income strategy portion, Wellington Management invests in a broad range of high-quality U.S. fixed-income securities and does not invest in securities denominated in foreign currencies. In comparison, the Acquired Portfolio may invest, without limitation, in instruments denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

•                  Up to 15% of the Acquired Portfolio’s total assets may be exposed to securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). While the Acquiring Fund is permitted to invest in emerging market securities, the Acquiring Fund has not invested in emerging market securities to a material extent during the past year.

•                  The Acquired Portfolio may invest in both investment-grade securities and high yield securities (“junk bonds”), subject to a maximum of 10% of the Portfolio’s total assets invested in securities rated below B by lower of Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In comparison, with respect to the fixed-income strategy portion of the Acquiring Portfolio, Wellington Management does not invest in securities rated below investment grade at the time of purchase.

•                  For the Acquired Portfolio, PIMCO may also adjust the Acquired Portfolio’s volatility target in seeking to mitigate large Portfolio drawdowns. Under adverse market conditions or during periods of falling security prices, actions taken by PIMCO to manage volatility may significantly reduce the Portfolio’s net equity exposure. For the Acquiring Portfolio’s Managed Risk Component, Milliman seeks to manage return volatility by executing a managed risk strategy, which consists of using hedge instruments to reduce the downside risk of the Portfolio’s securities. With respect to the Acquiring Portfolio’s Managed Risk Component, Milliman may use hedge instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other hedge instruments judged by Milliman to be necessary to achieve the goals of the managed risk strategy.  The Acquiring Portfolio may at times invest up to 20% of its net assets in the Managed Risk Component.

The following comparisons summarize the principal investment strategies of each Portfolio.

	GA PIMCO (ACQUIRED PORTFOLIO)	GA WELLINGTON (ACQUIRING PORTFOLIO)
Principal Investment Strategies

Under normal circumstances, the Portfolio’s Sub-Adviser, PIMCO, will invest the Portfolio’s assets in a combination of equity securities, fixed-income instruments, forwards and derivatives. PIMCO utilizes a tactical allocation process to actively adjust the Portfolio’s exposure to asset classes based on estimated volatility and drawdown.

The Adviser allocates a portion of the Portfolio to the Capital Appreciation and Income Component managed by Wellington Management and a portion to the Managed Risk Component managed by Milliman. Milliman manages the Managed Risk Component pursuant to a strategy that seeks to manage portfolio volatility and provide downside risk management.

The Portfolio’s investments will be utilized, in part, to manage the Portfolio’s volatility. A higher volatility level indicates more frequent or rapid up and down fluctuations in the value of the Portfolio relative to a lower volatility level. For example, in a more volatile market environment, PIMCO may reduce the Portfolio’s equity exposure in an attempt to potentially reduce Portfolio volatility. Conversely, when market volatility is low, PIMCO may increase the Portfolio’s equity exposure in order to increase Portfolio volatility and the Portfolio’s exposure to the market. PIMCO may increase or decrease equity exposure by buying and selling equity-related instruments, including derivatives. PIMCO may also adjust the Portfolio’s volatility target in seeking to mitigate large Portfolio drawdowns. Under adverse market conditions or during periods of falling security

The Adviser seeks to achieve the Portfolio’s investment objective by allocating, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, to the Capital Appreciation and Income Component and up to 20% of the Portfolio’s net assets to the Managed Risk Component. In managing the Capital Appreciation and Income Component, Wellington Management manages an equity strategy and a fixed-income strategy. Under normal circumstances, approximately 65% of the Capital Appreciation and Income Component will be allocated to the equity strategy, and approximately 35% of the Capital Appreciation and Income Component to the fixed-income strategy, although the Adviser may modify the

GA PIMCO (ACQUIRED PORTFOLIO)	GA WELLINGTON (ACQUIRING PORTFOLIO)
prices, actions taken by PIMCO to manage volatility may significantly reduce the Portfolio’s net equity exposure.	target allocation from time to time.

In seeking to manage the Portfolio’s volatility and downside risk, the Portfolio will typically adjust its overall equity exposure between 50% and 75% of its net assets, and, under normal circumstances, will maintain a minimum equity exposure equal to 30% of its net assets. The Portfolio will typically seek to achieve exposure to equity related sectors by investing in a combination of ETFs, futures contracts, forwards, swap agreements and options. The Portfolio may also invest directly in equity securities.

Wellington Management’s equity strategy seeks to provide long-term total returns by investing primarily in equity securities of U.S. companies and, to a lesser extent, foreign companies. In managing the equity strategy, Wellington Management will allocate the Portfolio’s assets across a variety of industries, selecting companies in each industry based on the research of Wellington Management’s team of global industry analysts. The Portfolio will typically seek to maintain representation in each major industry represented in the S&P 500® Index. Wellington Management may invest up to 15% of the Portfolio’s net assets allocated to the equity strategy in securities of foreign issuers and non-dollar securities.

In analyzing a prospective investment for its equity strategy, Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

“Fixed Income Instruments” include (i) securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; (ii) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; (iii) mortgage-backed and other asset-backed securities; (iv) inflation-indexed bonds issued both by governments and corporations; (v) structured notes, including hybrid or “indexed” securities and event-linked bonds; (vi) bank capital and trust preferred securities; (vii) loan participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers’ acceptances; (x) repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income

Wellington Management’s fixed-income strategy seeks to provide long-term total returns by investing in a broad range of high-quality U.S. fixed-income securities. The investment universe primarily includes U.S. government and agency securities, mortgage and structured finance securities, asset-backed securities, and investment-grade U.S. dollar-denominated corporate and sovereign securities. The fixed-income strategy does not invest in below investment grade securities or securities denominated in foreign currencies. The restriction on below investment grade securities applies at the time of purchase. The fixed-income strategy may invest in fixed-income-related derivatives, including, but not limited to futures contracts, forward transactions and swap

GA PIMCO (ACQUIRED PORTFOLIO)	GA WELLINGTON (ACQUIRING PORTFOLIO)

Instruments; (xi) debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and (xii) obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may also invest in derivatives based on Fixed Income Instruments to the extent permitted under the Investment Company Act of 1940, as amended, or exemptive relief therefrom. The Portfolio may invest in both investment-grade securities and high yield securities (“junk bonds”), subject to a maximum of 10% of the Portfolio’s total assets invested in securities rated below B by lower of Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

There is no limitation on the market capitalization range of the issuers in which the Portfolio may have exposure. The Portfolio may invest, without limitation, in instruments denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. Up to 15% of the Portfolio’s total assets may be exposed to securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Portfolio may also engage in currency management strategies. The Portfolio may invest in equity or fixed-income securities that may be distressed, illiquid or that may become less liquid in response to market developments or adverse investor perceptions.

agreements.

In the Managed Risk Component, the Adviser seeks to manage return volatility by employing Milliman to execute a managed risk strategy, which consists of using hedge instruments to reduce the downside risk of the Portfolio’s securities. Milliman may use hedge instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other hedge instruments judged by Milliman to be necessary to achieve the goals of the managed risk strategy. Milliman may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolio’s volatility at the targeted level in an environment in which Milliman expects market volatility to decrease or increase, respectively. Milliman selects individual hedge instruments that it believes will have prices that are highly correlated to the Portfolio’s positions. Milliman adjusts hedge instruments to manage overall net Portfolio risk exposure, in an attempt to stabilize the volatility of the Portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant and sustained market decline. Milliman seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the Portfolio’s hedge instruments accordingly. In addition, Milliman will monitor liquidity levels of relevant hedge instruments and transparency provided by exchanges or the counterparties in hedging transactions. Milliman adjusts futures positions to manage overall net Portfolio risk exposure. Milliman may, during periods of rising security prices, implement strategies to preserve gains on the Portfolio’s positions. Milliman may, during periods of falling security prices, implement additional strategies to reduce losses in adverse market conditions. In these situations, Milliman’s activity could significantly reduce the Portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy will be used to decrease the amount of hedge instruments used to hedge the Portfolio. Milliman also adjusts hedge

GA PIMCO (ACQUIRED PORTFOLIO)	GA WELLINGTON (ACQUIRING PORTFOLIO)

instruments to realign individual hedges when the Adviser rebalances the Portfolio’s asset allocation profile.

Depending on market conditions, scenarios may occur where the Portfolio has no positions in any hedge instruments.

The Acquiring Portfolio’s principal investment strategies, including the additional markets to which you may be exposed as a shareholder of the Acquiring Portfolio, may impact performance and the risk/return profile of your investment. The investment philosophy and investment process of the Portfolios are described in more detail in Appendix B.

The Portfolios are subject to similar principal risks; however, the degree to which each Portfolio is subject to any particular investment risk will depend on the extent to which the Portfolio is invested in a particular security or types of securities that expose the Portfolio to such risk. Each Portfolio is subject to the following principal risks: Asset Allocation Risk, Conflicts of Interest Risk, Derivatives Risk, Equity Risk, Fixed Income Risk, Foreign Investment Risk, Large Cap Risk, Management Risk, Market Risk, Mid Cap Risk, Mortgage- and Asset-Backed Securities Risk, Over-the-Counter Transactions Risk, Short Positions Risk, Sovereign Debt Risk, Underlying Fund Risk and U.S. Government Securities Risk. The Acquired Portfolio is also subject to the following principal risks: Cash Management and Defensive Investing Risks, Currency Management Strategies Risk, Emerging Markets Risk, ETF Risk, Focus Risk, Foreign Currency Risk, Geographic Risk, High-Yield Debt Securities Risk, Issuer Risk, Liquidity Risk, Portfolio Turnover Rate Risk, Repurchase and Reverse Repurchase Agreements Risk and Tactical Asset Allocation Risk. The risk profiles of the Acquired Portfolio and the Acquiring Portfolio are comparable.

The descriptions of these principal risks are described in the “COMPARISON OF THE PRINCIPAL RISKS” section below.

Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio Fees and Expenses

The fees and expenses of each Portfolio and estimated pro forma fees and expenses after giving effect to the Reorganization are shown in the table below. The fees and expenses of each Portfolio are based on the fees and expenses of the Portfolios for the twelve months ended December 31, 2020; except as noted in the footnotes to the tables below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Portfolio after giving effect to the Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of a Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity contract. If they were included, your costs would be higher. Please refer to your variable annuity prospectus for information on the separate account fees and expenses associated with your contract.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GA PIMCO (Acquired Portfolio)	GA Wellington (Acquiring Portfolio)	GA Wellington (Acquiring Portfolio) Pro Forma(1)
Management fees	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.27%	0.12%	0.11%
Acquired Fund Fees and Expenses(2)	0.05%	0.01%	0.01%
Total annual Portfolio operating expenses	1.42%	1.23%	1.22%
Fee Waiver and/or Reimbursement(3)	(0.22%)	(0.01%)	(0.02%)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	1.20%	1.22%	1.20%

(1)          Reflects pro forma amounts following the Reorganization.

(2)          Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the Portfolio’s financial statements. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

(3)          The Adviser has contractually agreed to waive its fees and to reimburse expenses to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 1.15% of average daily net assets attributable to the Acquired Portfolio’s shares and 1.21% of daily net assets attributable to the Acquiring Portfolio’s shares. In connection with the Reorganization, the current agreement in effect for the Acquiring Portfolio will be replaced by a new agreement in which the Adviser has agreed to reduce the expense limit of the Combined Portfolio in order to waive its fees and to reimburse expenses to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 1.19% of daily net assets attributable to the Combined Portfolio’s shares. In addition, upon the Closing Date, the Adviser has contractually agreed to waive its fees and to reimburse expenses to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement will not exceed 1.20% of the average daily net assets of the Acquiring Portfolio. The expense reimbursements are subject to possible recoupment from each Portfolio in future years (or until the Closing Date with respect to the Acquired Portfolio) on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment. The new agreements will remain in effect until at least May 1, 2022 and through at least one year from the Closing Date with respect to the Combined Portfolio. The agreements may be terminated only by the Board, on 60 days’ written notice to the Adviser.

Example

The examples below are intended to help you compare the cost of investing in the Portfolios and in the Acquiring Portfolio (after the Reorganization) on a pro forma basis. The examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable annuity contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same (except that the Example reflects any applicable contractual fee waivers/expense reimbursement arrangements for only the first year).

The pro forma expense examples are estimated. The expense examples do not include the cost of the Reorganization. Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:

	Year 1	Year 3	Year 5	Year 10
GA PIMCO (Acquired Portfolio)	$122	$428	$755	$1,683
GA Wellington (Acquiring Portfolio)	$124	$389	$675	$1,488
GA Wellington (Acquiring Portfolio) Pro Forma(1)	$122	$385	$668	$1,476

(1)          Reflects pro forma amounts following the Reorganization.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect a Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquired Portfolio was 441% of the average value of its portfolio (632% including dollar roll transactions). During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquiring Portfolio was 85% of the average value of its portfolio (116% including dollar roll transactions).

Performance of the Acquired Portfolio and the Acquiring Portfolio

The bar charts and performance tables below show the variability of each Portfolio’s returns, which is some indication of the risks of investing in the Portfolio. The bar chart shows performance of each Portfolio’s Class II shares for each full calendar year since the Portfolio’s inception and the table shows how the average annual total returns of each Portfolio’s Class II shares compared with the returns of an index that measures broad market performance. The performance in the bar charts and the tables do not include the effect of variable contract charges. If variable contract charges had been included, performance would have been lower. You should be aware that each Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future.

The Acquired Portfolio

Class II Annual Total Return by Calendar Year

Highest Quarter	1st Quarter 2019	7.87%
Lowest Quarter	4th Quarter 2018	(7.80)%

The year-to-date return for the Acquired Portfolio’s Class II shares as of March 31, 2021 was -0.33%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Five Years	Since Inception (4/30/15)
Class II shares return before taxes	8.57%	7.43%	5.62%
S&P Global Managed Risk LargeMidCap Index – Moderate (reflects no deduction for fees, expenses or taxes)	7.11%	7.90%	5.65%

The Acquiring Portfolio

Class II Annual Total Return by Calendar Year

Highest Quarter	1st Quarter 2019	8.08%
Lowest Quarter	4th Quarter 2018	(9.20)%

The year-to-date return for the Acquiring Portfolio’s Class II shares as of March 31, 2021 was 1.05%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Five Years	Since Inception (10/31/13)
Class II shares return before taxes	11.16%	8.48%	7.73%
S&P 500 Managed Risk Index – Moderate Conservative (reflects no deduction for fees, expenses or taxes)	7.07%	8.69%	7.80%

COMPARISON OF THE PRINCIPAL RISKS

There is no assurance that a Portfolio will achieve its investment objective. Each Portfolio’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Portfolios. An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Risks could adversely affect the net asset value, total return and the value of a Portfolio and your investment. The following risks apply to each Portfolio through its investments in Underlying Funds and ETFs (as applicable) (for purposes of this section, “Underlying Funds” refers to Underlying Funds and ETFs, as applicable) and directly in other investments, except as noted. References to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through Underlying Funds and ETFs, as applicable.

	Reorganization into GA Balanced		Reorganization into GA Wellington
Principal Risks	Acquired Portfolio (GA Goldman Dynamic)	Acquiring Portfolio (GA Balanced)	Acquired Portfolio (GA PIMCO)	Acquiring Portfolio (GA Wellington)
Affiliated Underlying Fund Risk	No	Yes	No	No
Asset Allocation Risk	Yes	Yes	Yes	Yes
Cash Management and Defensive Investing Risks	No	No	Yes	No
Conflicts of Interest Risk	Yes	Yes	Yes	Yes
Currency Management Strategies Risk	No	No	Yes	No
Derivatives Risk	Yes	Yes	Yes	Yes
Emerging Markets Risk	No	Yes	Yes	No
ESG Investing Risk	No	Yes	No	No
Equity Risk	Yes	Yes	Yes	Yes
ETF Risk	Yes	Yes	Yes	No
Fixed Income Risk	Yes	Yes	Yes	Yes
Focus Risk	Yes	No	Yes	No
Foreign Currency Risk	Yes	Yes	Yes	No
Foreign Investment Risk	Yes	Yes	Yes	Yes
Growth Stock Risk	No	Yes	No	No
Geographic Risk	Yes	No	Yes	No
High-Yield Debt Securities Risk	No	Yes	Yes	No
Issuer Risk	Yes	No	Yes	No
Large Cap Risk	Yes	Yes	Yes	Yes
Liquidity Risk	Yes	No	Yes	No
Management Risk	Yes	Yes	Yes	Yes
Market Risk	Yes	Yes	Yes	Yes
Mid Cap Risk	Yes	Yes	Yes	Yes
Momentum-Based Investment Style Risk	Yes	No	No	No
Mortgage- and Asset-Backed Securities Risk	No	No	Yes	Yes
Over-the-Counter Transactions Risk	Yes	Yes	Yes	Yes
Portfolio Turnover Rate Risk	Yes	Yes	Yes	No
Repurchase and Reverse Repurchase Agreements Risk	No	No	Yes	No
Short Positions Risk	Yes	Yes	Yes	Yes
Small Cap Risk	Yes	Yes	No	No
Sovereign Debt Risk	No	Yes	Yes	Yes

	Reorganization into GA Balanced		Reorganization into GA Wellington
Principal Risks	Acquired Portfolio (GA Goldman Dynamic)	Acquiring Portfolio (GA Balanced)	Acquired Portfolio (GA PIMCO)	Acquiring Portfolio (GA Wellington)
Tactical Asset Allocation Risk	No	Yes	Yes	No
Underlying Fund Risk	Yes	Yes	Yes	Yes
U.S. Government Securities Risk	Yes	No	Yes	Yes
Value Stock Risk	No	Yes	No	No

Affiliated Underlying Fund Risk - The Portfolio invests in Underlying Funds that are affiliated with a Sub-Adviser. The Sub-Adviser is subject to conflicts of interest when allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Sub-Adviser and its affiliates are also responsible for managing the Underlying Funds.

Asset Allocation Risk - The Portfolios’ percentage allocations among their investments could cause the Portfolios to underperform relative to relevant benchmarks and other mutual funds with similar investment objectives.

Cash Management and Defensive Investing Risks - Like other fixed-income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the Portfolio’s yield will go down. To the extent that the Portfolio’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.

Conflicts of Interest Risk - The Portfolios’ strategies are designed to reduce the Portfolios’ return volatility and may also reduce the risks assumed by the insurance company that sponsors your variable annuity contract. This facilitates the insurance company’s ability to provide certain guaranteed benefits but may reduce a contract holder’s ability to fully participate in rising markets. Although the interests of contract holders and the insurance company are generally aligned, the insurance company (and the Adviser due to its affiliation with the insurance company) may face potential conflicts of interest. Specifically, the Portfolios’ strategies may have the effect of mitigating the financial risks to the insurance company when providing certain guaranteed benefits.

Currency Management Strategies Risk - Currency management strategies may substantially change the Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Adviser or Sub-Adviser expects. In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Derivatives Risk - The use of derivatives may increase costs, reduce the Portfolios’ returns and/or increase volatility. The use of derivatives may also result in leverage, which can magnify the effects of changes in the value of investments, make such investments more volatile and expose the Portfolios to losses that exceed the initial amount invested. Many types of derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligation. Derivatives are subject to risks arising from margin requirements.  In addition, the fluctuations in the values of derivatives may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose the Portfolios to losses and could make derivatives more difficult to value accurately.  Derivative investments are further subject to regulatory risks, from both U.S. and foreign regulators that may impact the availability, liquidity and costs associated with such investments and potentially limit the ability of mutual funds to invest in derivatives.

Emerging Markets Risk - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

ESG Investing Risk – The Portfolio may invest a portion of its assets in Underlying Funds that integrate ESG in their investment selection process and/or screen out particular companies and industries based on certain ESG related criteria. Certain Underlying Funds will forgo certain investment opportunities, which may affect the Portfolio’s exposure to certain companies or industries. An Underlying Fund’s results may be lower than other funds that do not seek to invest in companies based on ESG ratings and/or screen out certain companies or industries. An Underlying Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

Equity Risk – Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Risk – Investments in underlying ETFs typically present the same risks as investments in conventional Underlying Funds. In addition, disruptions to the creations and redemptions process through which market makers directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF’s underlying portfolio holdings, may result in the ETF’s shares trading at significantly above (at a premium to) or below (at a discount to) net asset value, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF’s underlying holdings. Because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to liquidate its holdings at the most optimal time, adversely affecting performance.

Fixed Income Risk – The value of bonds and other fixed-income securities will fluctuate with changes in interest rates. Typically, a rise in periods of volatility and rising interest rates may lead to increased redemptions and volatility and decreased liquidity in the fixed-income markets, making it more difficult to sell fixed-income holdings. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligations early, reducing the amount of interest payments), extension risk (repayments may occur more slowly if interest rates rise) and income risk (distributions to shareholders may decline where interest rates fall or defaults occur). These risks could affect the value of a particular investment, possibly causing the Portfolios’ share prices and total returns to be reduced and fluctuate more than other types of investments.

Focus Risk – To the extent that the Portfolios focus on particular countries, regions, industries, sectors or types of investment from time to time, the Portfolios may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Foreign Currency Risk – Exposure to foreign securities denominated in non-US dollar currencies will subject the Portfolios to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk – Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, restrictions on capital movements, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Growth Stock Risk – Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. The growth investing style can also fall out of favor, which may lead the Portfolios to underperform other funds that use different investing styles.

Geographic Risk – Concentration of the investments of the Portfolios in issuers located in a particular country or region will subject the Portfolios to a greater extent to the risks associated with the country or region than if the investments were less concentrated.

High-Yield Debt Securities Risk – Lower-quality bonds (including loans), known as “high-yield” or “junk” bonds, and unrated securities of similar credit quality are considered speculative and involve greater risk of a complete loss of an investment, or delays of interest and principal payments, than higher-quality debt securities. Issuers of high-yield debt securities are typically not as strong financially as those issuing securities of higher credit quality. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than higher quality securities. High-yield debt securities are generally less liquid than higher quality securities, making them harder to sell and harder to value.

Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance or the historical and prospective earnings of the issuer.

Large Cap Risk – Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk – Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests, which may force the Portfolio to sell securities at an unfavorable time and/or under unfavorable conditions. Large redemptions by shareholders may have a negative impact on the Portfolio’s liquidity.

Management Risk – The Portfolios’ strategies may not produce the desired results, and may result in losses to the Portfolios.

Market Risk – Overall securities market risks may affect the value of individual securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could also have a significant impact on the Portfolios and their investments. The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios’ investments and operations.

Mid Cap Risk – The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies. Medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Momentum-Based Investment Style Risk – The momentum-based investment style employed by the Portfolio may fall out of favor from time to time, which may cause the Portfolio to outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The investor may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying loans. To the investor this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the investor may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage-backed securities and extend their life. This could cause the price of the mortgage-backed securities and the Portfolios’ share prices to fall and would make the mortgage-backed securities more sensitive to interest rate changes. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.

Over-the-Counter Transactions Risk – The Portfolios engage in over-the-counter (“OTC”) transactions, some of which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than transactions entered into on organized exchanges, with OTC transactions subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations.

Portfolio Turnover Rate Risk – A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, including higher transaction costs, which must be borne by the Portfolios and their shareholders.

Repurchase and Reverse Repurchase Agreements Risk – Repurchase transactions are subject to credit risk and counterparty risk. They also carry the risk that the market value of the securities may increase above the resell value or decline below the repurchase price. The Portfolio could also lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio is less than the value of securities. Reverse repurchase agreements may increase the possibility of fluctuation in the Portfolio’s net asset value.

Short Positions Risk – Losses from short positions in derivatives contracts occur when the reference instrument increases in value. Losses from a short position in a derivatives contract could potentially be very large if the value of the underlying reference instrument rises dramatically in a short period of time, including the potential loss that exceeds the actual cost of the investment.

Small Cap Risk – Small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have more limited product lines, markets and financial resources and may depend on a relatively small management group.

Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt.

Tactical Asset Allocation Risk – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolios’ tactical asset management discipline may not work as intended. The Portfolios may not achieve their objectives and may not perform as well as other funds using other asset management styles. The Sub-Adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.

U.S. Government Securities Risk – The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.

Underlying Fund Risk – Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolios. As a result, your cost of investing in the Portfolios will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in stocks and bonds. Because the Portfolios’ investments include shares of the Underlying Funds, the Portfolios’ risks include the risks of each Underlying Fund.

Value Stock Risk – Value stocks involve the risk that they may never reach what the Sub-Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the Sub-Adviser misgauged that worth. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolios’ performances may sometimes be lower or higher than that of other types of mutual funds.

REASONS FOR THE REORGANIZATIONS, BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATIONS

The Reorganizations were presented to the Board for consideration and approval at a meeting held on May 4, 2021. In advance of the meeting, the Board requested and received detailed information regarding the Reorganizations. After reviewing and evaluating this information for each Reorganization individually, including the factors summarized below and other information in this Information Statement/Prospectus, the Board, including all of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust (such Trustees are referred to as the “Independent Trustees”), unanimously approved the Reorganizations as set forth in the Plan. In approving each Reorganization, the Board, including all of the Independent Trustees, determined that the interests of the shareholders of each Acquired Portfolio and its corresponding Acquiring Portfolio would not be diluted as a result of the Reorganization, and that each Reorganization was in the best interests of the Acquired Portfolio and the corresponding Acquiring Portfolio. The determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors. In reviewing each Reorganization, the Board was assisted by counsel for the Portfolios, and the Independent Trustees also were separately assisted by independent legal counsel. The Board considered all factors deemed pertinent in its business judgment, including the following:

•                  Each Reorganization is expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the assets of each Acquired Portfolio with the corresponding Acquiring Portfolio’s assets.

•                  Each Acquiring Portfolio will be the survivor for accounting and performance purposes.

•                  At the Closing Date, the management fee schedule for each Acquiring Portfolio will provide for the same or lower fees than the corresponding Acquired Portfolio. It is also anticipated that the gross and net annual fund operating expenses of each Combined Portfolio will be the same or lower than the gross and net annual fund operating expenses of the corresponding Acquired Portfolio.

•                  With respect to the Reorganization of GA PIMCO into GA Wellington, the Adviser has agreed to reduce the expense limit of the Combined Portfolio until through at least one year from the Closing Date such that the net annual operating expense ratio of the Combined Portfolio immediately after the Reorganization is expected be the same as that of the Acquired Portfolio immediately prior to the Reorganization. See “SYNOPSIS - Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio” section for each Reorganization.

•                  Each Acquired Portfolio and the corresponding Acquiring Portfolio have the same investment adviser, GAIA, but the sub-adviser and the portfolio managers were different for each Reorganization. GAIA will continue to oversee the investment program of each Acquiring Portfolio and the performance of the sub-advisers after consummation of each Reorganization. GA Goldman Dynamic is sub-advised by GSAM whereas GA Balanced is sub-advised by BlackRock and Milliman. GA PIMCO is sub-advised by PIMCO whereas GA Wellington is sub-advised by Wellington Management and Milliman. Each Reorganization is not expected to result in diminution in the level or quality of services that the Acquired Portfolio shareholders currently receive.

•                  Each Acquired Portfolio and the corresponding Acquiring Portfolio have the same investment objective. Each Acquired Portfolio and the corresponding Acquiring Portfolio have the same fundamental investment policies.

•                  Each Acquired Portfolio and the corresponding Acquiring Portfolio have some similar principal investment strategies and principal risks, but there are some differences. The Adviser believes that the similarities between the Portfolios outweigh the differences.

•                  The terms and conditions of the Plan, including that each Reorganization will not dilute the interests of the shareholders of the Acquired Portfolio and corresponding Acquiring Portfolio because the Acquired Portfolio shareholders will receive shares of the Acquiring Portfolio with the same aggregate net asset value as their Acquired Portfolio shares at the time of the Reorganization. See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS - The Agreement and Plan of Reorganization.”

•                  With respect to each Reorganization, shareholders of the Acquired Portfolio and the corresponding Acquiring Portfolio are not expected to recognize gain or loss as a result of the Reorganization. See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS – Tax Considerations.”

•     The fact that certain assets of each Acquired Portfolio would be transferred to the corresponding Acquiring Portfolio and then sold by the Acquiring Portfolio in connection with the Reorganization.

•     The Reorganizations are not expected to have any tax impact on shareholders of the Acquired Portfolios because the Acquired Portfolios are investment options under tax deferred variable contracts.

•     The fact that the Adviser would bear the costs of the Reorganization and the estimated costs associated with each Reorganization.

•     The share class structure of each Acquired Portfolio and corresponding Acquiring Portfolio, including that each Portfolio currently only offers Class II shares.

•     The relative size of each Acquired Portfolio and the corresponding Acquiring Portfolio.

•                  Each Reorganization does not require shareholder approval.

•                  The Adviser believes that each Reorganization provides a better resolution for the Acquired Portfolio as compared to other options, such as allowing the Acquired Portfolio to continue to operate, merging the Acquired Portfolio into another fund (including that the Acquiring Portfolio is a better merger candidate than other series of the Trust identified as potential merger candidates), changing an Acquired Portfolio’s sub-adviser or liquidating the Acquired Portfolio. In the case of a liquidation, the Adviser believes that a liquidation likely would require shareholder approval to allow certain insurance companies to substitute shares of another portfolio in the place of an Acquired Portfolio under the Contract Holders’ insurance contracts, which could be a lengthy and costly process and such other portfolios may be inconsistent with the investment intentions of such Contract Holders.

•     The performance of each Acquired Portfolio and the corresponding Acquiring Portfolio. Unless otherwise noted below, performance information provided below is as of March 31, 2021 and reflects the Portfolios’ gross performance (i.e. performance before the deduction of fees, expenses or taxes).

o                GA Goldman Dynamic into GA Balanced

•                  The Acquired Portfolio has ranked in the fourth quartile (first quartile being the best) relative to its peers for the one-year and since inception periods and in the third quartile for the three-year period, whereas the Acquiring Portfolio has ranked in the second quartile relative to its peers for each period.

o                GA PIMCO into GA Wellington

•                  The Acquired Portfolio has ranked in the fourth quartile relative to its peers for the one-year period and in the third quartile for the three-year and since inception periods, whereas the Acquiring Portfolio has ranked in the first quartile relative to its peers for the three-year and since inception periods and in the third quartile for the one-year period.

•                  Each Reorganization may result in some potential benefits to the Adviser and its affiliates, including cost savings, resulting from managing one Combined Portfolio rather than two separate Portfolios because the fixed costs involved with operating the Combined Portfolio will be spread across a larger asset base following the Reorganization. The Adviser estimates that its net profitability with respect to the Combined Portfolios will decrease as a result of the Reorganizations.

MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser and Sub-Advisers

The Investment Adviser

Global Atlantic Investment Advisors, LLC, (the “Adviser”), located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204, serves as the adviser to the Portfolios. Subject to the oversight of the Portfolios’ Board of Trustees, the Adviser is responsible for the provision of all investment advisory and portfolio management services for the Portfolios including establishing and recommending modifications to each Portfolio’s investment objective, strategies, policies and restrictions. The Adviser has the responsibility, subject to oversight by the Board of Trustees, for the selection and oversight of any sub-adviser, including recommending for the Board’s consideration the termination and replacement of any sub-adviser. As part of its ongoing oversight of each Portfolio’s Sub-Adviser(s), the Adviser is responsible for monitoring the Sub-Adviser’s performance and adherence to each Portfolio’s investment objective, strategies, policies and restrictions as well as the Sub-Adviser’s compliance and operational matters.

The Adviser is also responsible for overseeing the administration of the affairs of the Portfolios by various service providers, including, but not limited to, (i) financial administrative services related to the preparation of shareholder reports, evaluation of internal financial controls and the preparation and filing of periodic financial reporting regulatory documentation, (ii) compliance, legal and other regulatory services, and (iii) certain tax services related to the calculation of distributions, the preparation of tax disclosures, tax returns and shareholder reporting.

The Adviser and the Portfolios were granted an exemptive order from the SEC that allows the Adviser to hire a new sub-adviser or sub-advisers and/or change a sub-adviser or sub-advisers without shareholder approval. The Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee each Portfolio’s Sub-Adviser(s) and recommend its hiring, termination and replacement. Within 90 days after hiring any new sub-adviser, the applicable contract holders will receive information about the new sub-advisory relationship.

The Adviser registered with the SEC as an investment adviser in 2013.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and sub-advisory agreements for the Portfolios, is available in the Portfolios’ annual report for the period ended December 31, 2020.

Upon the closing of the Reorganization, each Acquiring Portfolio’s contractual management fee rates will be the same or lower than those of the corresponding Acquired Portfolio. The following chart compares the contractual management fee of each Acquired Portfolio and its corresponding Acquiring Portfolio. The rates set forth below for each Acquiring Portfolio are the contractual rates that will be effective as of the closing of the Reorganization.

Reorganization into GA Balanced
	Acquired Portfolio (GA Goldman Dynamic)	Acquiring Portfolio (GA Balanced)
Annual Advisory Fee Rate	0.850% on first $500 million 0.825% on next $500 million 0.800% over $1 billion	0.550% on first $500 million 0.525% on next $500 million 0.500% over $1 billion

Reorganization into GA Wellington
	Acquired Portfolio (GA PIMCO)	Acquiring Portfolio (GA Wellington)
Annual Advisory Fee Rate	0.850% on first $500 million 0.825% on next $500 million 0.800% over $1 billion	0.850% on first $500 million 0.825% on next $500 million 0.800% over $1 billion

For the fiscal year ended December 31, 2020, each Portfolio paid the Adviser the following effective management fee, which is the management fee net of any waivers, as a percentage of average daily net assets:

	Reorganization into GA Balanced		Reorganization into GA Wellington
	Acquired Portfolio (GA Goldman Dynamic)	Acquiring Portfolio (GA Balanced)	Acquired Portfolio (GA PIMCO)	Acquiring Portfolio (GA Wellington)
Net Effective Management Fee	0.80%	0.55%	0.63%	0.84%

The Adviser has contractually agreed to waive its advisory fees and to reimburse Portfolio expenses so that the total annual operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) of a Portfolio do not exceed the following levels of the daily average net assets attributable to each respective class of shares. With respect to the Reorganization of GA PIMCO into GA Wellington, the Adviser has agreed to reduce the expense limit of the Combined Portfolio through at least one year from the Closing Date such that the net annual operating expense ratio of the Combined Portfolio immediately after the Reorganization is expected be the same as that of the Acquired Portfolio immediately prior to the Reorganization. The expense reimbursement is subject to possible recoupment from the Portfolios in future years (or until the Closing Date with respect to the Acquired Portfolios) on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. After the Closing Date, the expense reimbursement is subject to possible recoupment from the Acquiring Portfolios only. The agreements will remain in effect until at least May 1, 2022 with respect to the Acquired Portfolios and GA Balanced and through at least one year from the Closing Date with respect to GA Wellington.

	Reorganization into GA Balanced		Reorganization into GA Wellington
	Acquired Portfolio (GA Goldman Dynamic)	Acquiring Portfolio (GA Balanced)	Acquired Portfolio (GA PIMCO)	Acquiring Portfolio (GA Wellington)*
Expense Limit Class II	1.17%	0.92%	1.15%	1.19%

*Prior to the Reorganization, the expense limit for GA Wellington was 1.21% for Class II shares.

This agreement may be terminated only by the Portfolios’ Board of Trustees, on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Portfolios’ expenses and boost their performance.

With respect to GA Wellington, the Adviser has contractually agreed to establish an expense limitation arrangement under which the Adviser will reimburse GA Wellington's expenses such that the total annual operating expense ratio of GA Wellington will not exceed the current total operating expense ratio of GA PIMCO for one year following the Closing Date. Following the expiration of the one-year expense limitation arrangement, it is possible that the total annual fund operating expenses of GA Wellington may be higher than the total annual fund operating expenses of GA PIMCO, based in part on the asset size of the GA Wellington at that time.

The Sub-Advisers

The Adviser entered into a sub-advisory agreement with BlackRock on behalf of GA Balanced. BlackRock is a wholly-owned subsidiary of BlackRock, Inc. BlackRock is a registered investment advisor and a commodity pool operator organized in Princeton, New Jersey. BlackRock, Inc. and its affiliates had approximately $8.68 trillion in assets under management as of December 31, 2020. BlackRock is located at 1 University Square, Princeton, NJ 08536.  BlackRock is paid by the Adviser, not the Portfolios.

The Adviser entered into a sub-advisory agreement with GSAM on behalf of GA Goldman Dynamic.  GSAM, a registered investment adviser, is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc., with principal offices located at 200 West Street, New York, NY 10282. As of December 31, 2020, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.954 trillion. GSAM is paid by the Adviser, not the Portfolios.

The Adviser entered into a sub-advisory agreement with Milliman on behalf of each Acquiring Portfolio. Milliman is a wholly-owned subsidiary of Milliman, Inc., with principal offices located at 71 S. Wacker Drive, Chicago, Illinois 60606. As of December 31, 2020, Milliman’s managed risk strategy was included in a range of investment options totaling $55 billion in portfolio value. Milliman is paid by the Adviser, not the Portfolios.

The Adviser entered into a sub-advisory agreement with PIMCO on behalf of GA PIMCO. PIMCO has principal offices located at 650 Newport Center Drive, Newport Beach, California 92660. PIMCO manages $2.21 trillion in assets, including $1.63 trillion in third-party client assets as of December 31, 2020. Assets include $17.1 billion in assets of clients contracted with Gurtin Fixed Income Management, LLC and $79.7 billion in assets of clients contracted with Allianz Real Estate, affiliates and wholly-owned subsidiaries of PIMCO. PIMCO is paid by the Adviser, not the Portfolio.

The Adviser entered into a sub-advisory agreement with Wellington Management on behalf of GA Wellington. Wellington Management is a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts, 02210. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.29 trillion in assets. Wellington Management is paid by the Adviser, not the Portfolio.

The following individuals have responsibility for the day-to-day management of each Portfolio:

Reorganization of GA Goldman Dynamic into GA Balanced

Portfolios	Portfolio Managers
Acquired Portfolio (GA Goldman Dynamic)

Federico Gilly, Managing Director at GSAM, is co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies (AIS) team within GSAM’s Quantitative Investment Strategies platform. He focuses on the team’s alternative risk premia and liquid hedge fund replication strategies, as well as customized solutions for insurance clients. Previously, Mr. Gilly was head of the Equity Sales Strats and Structuring Group for the Americas within Goldman Sachs’ Securities Division, and also served on the Securities Division Client Index and Strategy Committee. Prior to that, he served as head of the US Equity Fundamental and Quant Strats, US Equity Client Analytics Strats, Foreign Exchange Sales Strats and the Interest Rate Products Sales Strats teams in London. Mr. Gilly joined Goldman Sachs in 2000 as a vice president and was named managing director in 2007.

Oliver Bunn, Vice President at GSAM, is a portfolio manager on the AIS team within GSAM’s Quantitative Investment Strategies platform.  He joined the firm in 2014 and is primarily focused on alternative risk premia and hedge fund beta strategies, as well as customized asset allocation solutions for insurance clients.  Prior to this role, Mr. Bunn researched and developed equity strategy indices at Barclays from 2013 to 2014.

Acquiring Portfolio (GA Balanced)

Michael Gates, Managing Director at BlackRock since 2018, heads Model Portfolio Solutions in the Americas for BlackRock’s Multi-Asset Strategies group and is lead portfolio manager for BlackRock’s Target Allocation and Target Income Series of Managed Portfolios. Mr. Gates also serves as Head of the Investments at FutureAdvisor.  Mr. Gates’ time with BlackRock dates back to 1999, including his years with Barclays Global Investors.

Suzanne Ly, CFA, FRM, Portfolio Manager at BlackRock, is a member of the Multi-Asset Core Portfolio Management team and is responsible for Multi-Asset Strategies & Solutions mandates. The Multi-Asset Strategies & Solutions (MASS) team is the investment group at the heart of BlackRock’s portfolio construction, asset allocation, and active management ecosystem. MASS draws on the full toolkit of BlackRock’s index, factor, and alpha-seeking investment capabilities to deliver precise investment outcomes and cutting-edge alpha insights. MASS constructs active asset allocation strategies and

Portfolios	Portfolio Managers

whole portfolio solutions across a wide spectrum of commingled funds, separate accounts, model portfolios, and outsourcing solutions in the wealth and institutional channels. Prior to joining BlackRock in 2019, Ms. Ly was a Director at Mellon Capital Management, a systematic asset manager in the Multi-Asset Group. She was responsible for the production and implementation of the quantitative models. In addition, she was the lead Portfolio Manager on Mellon’s active commodity strategy.

Adam Schenck, CFA, FRM, Managing Director at Milliman, has served as a Portfolio Manager for Milliman since January 2005. Mr. Schenck holds a Master’s degree in Financial Mathematics from the University of Chicago and a Bachelor of Science degree in Computer Science and Mathematics from Eckerd College. He also holds the Chartered Financial Analyst designation and the Financial Risk Manager (FRM) certification.

Maria Schiopu, ASA, MAAA, Director of Portfolio Management at Milliman, has served in the Portfolio Management Group at Milliman since 2013. Ms. Schiopu holds a degree in Mathematics from Northwestern University. She also is an Associate of the Society of Actuaries (ASA) and a Member of the American Academy of Actuaries (MAAA).

Reorganization of GA PIMCO into GA Wellington

Portfolios	Portfolio Managers
Acquired Portfolio (GA PIMCO)

Graham A. Rennison, Senior Vice President at PIMCO, is a senior vice president in the quantitative portfolio management group in the Newport Beach office, focusing on multi-asset-class systematic strategies. He was previously a member of the client analytics group, advising clients on strategic asset allocation. Prior to joining PIMCO in 2011, Mr. Rennison was a director and head of systematic strategies research at Barclays Capital in New York and also spent five years at Lehman Brothers. He has 19 years of investment experience and holds master’s and undergraduate degrees in mathematics from Cambridge University, England.

Yang Lu, Vice President at PIMCO, is a vice president and portfolio manager on the quantitative portfolio management team in the Newport Beach office. Prior to joining PIMCO in 2018, he was an analyst at Hutchin Hill Capital, responsible for developing and managing quant equity market neutral strategies. He has six years of investment experience and holds an undergraduate degree in mathematics and economics from Williams College.

Mike Cudzil, Managing Director at PIMCO, is a managing director in the Newport Beach office, a senior member of the liability-driven investment portfolio management team and a generalist portfolio manager. He has served as chair of the Americas Portfolio Committee, as a rotating member on the PIMCO Investment Committee and as co-head of the agency MBS portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trading position at Salomon Brothers. He has 24 years of investment experience and holds a bachelor’s degree in political science from the University of Pennsylvania.

Acquiring Portfolio (GA Wellington)

Mary L. Pryshlak, CFA, Senior Managing Director, Partner and Head of Investment Research at Wellington Management, is the head of Investment Research, an investment group comprised of Wellington Management’s core fundamental investment research teams spanning equity; credit; macro; technical; sustainable; and ESG.  Ms. Pryshlak supervises a team of global industry analysts that manage the equity portion of the Global Atlantic Wellington Research Managed Risk Portfolio and has served in this

Portfolios	Portfolio Managers

capacity for the Portfolio since 2018. Ms. Pryshlak is not involved in the day-to-day management of the Portfolio. Ms. Pryshlak joined Wellington Management as an investment professional in 2004.

Michael E. Stack, CFA, Senior Managing Director and Fixed Income Portfolio Manager at Wellington Management, has served as portfolio manager for the fixed-income portion of the Global Atlantic Wellington Research Managed Risk Portfolio since its inception in 2013. Mr. Stack joined Wellington Management as an investment professional in 2000.  It is expected that Mr. Stack will retire effective on or about June 30, 2021. At that time, he will no longer serve as portfolio manager for the Portfolio.

Jonathan G. White, CFA, Managing Director and Director, Research Portfolios at Wellington Management, is responsible for broad oversight of the investment approach, including risk management and implementation, of the equity portion of the Global Atlantic Wellington Research Managed Risk Portfolio and has served in this capacity for the Portfolio since 2018. Mr. White is involved in the day-to-day management of the Portfolio. Mr. White joined Wellington Management as an investment professional in 1999.

Loren L. Moran, CFA, Senior Managing Director and Fixed Income Portfolio Manager at Wellington Management, has served as co-portfolio manager for the fixed-income portion of the Global Atlantic Wellington Research Managed Risk Portfolio since 2018. Ms. Moran joined Wellington Management as an investment professional in 2014. Prior to joining Wellington in 2014, she was a corporate bond portfolio manager and investment-grade corporate trader at Goldman Sachs Asset Management from 2010 to 2014.

Adam Schenck, CFA, FRM, Managing Director at Milliman, has served as a Portfolio Manager for Milliman since January 2005. Mr. Schenck holds a Master’s degree in Financial Mathematics from the University of Chicago and a Bachelor of Science degree in Computer Science and Mathematics from Eckerd College. He also holds the Chartered Financial Analyst designation and the Financial Risk Manager (FRM) certification.

Maria Schiopu, ASA, MAAA, Director of Portfolio Management at Milliman, has served in the Portfolio Management Group at Milliman since 2013. Ms. Schiopu holds a degree in Mathematics from Northwestern University. She also is an ASA and a MAAA.

The portfolio managers to each Acquiring Portfolio are expected to continue to serve as portfolio managers to the Acquiring Portfolio after the Reorganization. The Portfolios’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

The Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization (the “Plan”) provides for the transfer of all of the assets and liabilities of an Acquired Portfolio to the corresponding Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio. Each Acquired Portfolio and the corresponding Acquiring Portfolio are set forth in the table below.

Acquired Portfolio	Corresponding Acquiring Portfolio
GA Goldman Dynamic	GA Balanced
GA PIMCO	GA Wellington

Each Acquired Portfolio will distribute the shares of the corresponding Acquiring Portfolio received in the exchange to its shareholders, and then the Acquired Portfolio will be liquidated.

After each Reorganization, each shareholder of an Acquired Portfolio will own shares in the corresponding Acquiring Portfolio having an aggregate value equal to the aggregate value of shares of the Acquired Portfolio held by that shareholder as of the Valuation Time.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the corresponding Acquiring Portfolio in the names of the shareholders of the Acquired Portfolio and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of the Acquired Portfolio. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Portfolio in connection with their receipt of shares of the corresponding Acquiring Portfolio in the Reorganization.

The Plan requires that the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Plan in Appendix A, which qualifies in its entirety the foregoing summary of the Plan.

Tax Considerations

Shares of the Acquired Portfolios are offered only through variable annuity products. Because these products allow tax-free treatment for transactions within such products, you are not expected to recognize any gain or loss for federal income tax purposes on the exchange of shares of an Acquired Portfolio for shares of the corresponding Acquiring Portfolio. Prior to or at the completion of a Reorganization, the Acquired Portfolio and the corresponding Acquiring Portfolio will receive an opinion from the law firm of Dechert LLP, legal counsel to the Trust, substantially to the effect that either, (1) based upon certain facts, assumptions, and representations, the transaction contemplated by the Plan shall constitute a tax-free reorganization for federal income tax purposes; or (2) assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), the Reorganization will not be a taxable event for United States federal income tax purposes with respect to contract owners whose contract values are determined by investment in shares of the Acquired Portfolio.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Brokerage Expenses and Other Transaction Costs

In connection with each Reorganization, it is anticipated that the Combined Portfolio will sell a portion of the assets obtained from the Acquired Portfolio after the closing of the Reorganization. After the consummation of each Reorganization, the sub-advisers may sell certain of the portfolio securities obtained from the Acquired Portfolio and purchase securities to more closely align the portfolio with the Combined Portfolio. With respect to each of these Reorganizations, cash and cash equivalents transferred as part of the Reorganization would be reinvested by the Combined Portfolio consistent with its principal investment strategy. The estimated amount of each Acquired Portfolio’s assets that will be sold by the corresponding Combined Portfolio upon the consummation of the

Reorganization and the related brokerage and other transaction costs expected to be borne by the Adviser are set forth in the table below.

Acquired Portfolio	Estimated Percentage of Portfolio Securities to be Sold	Estimated Transaction Costs (dollars and basis points (as a percentage of the Combined Portfolio’s assets))
GA Goldman Dynamic	21%	$661 (0 basis points)
GA PIMCO	30%	$686 (0 basis points)

The actual amounts of brokerage commissions and other transaction costs may change at the time of a Reorganization based on market conditions and other factors. Although capital gains may be generated as a result of the portfolio repositioning, the portfolio repositioning is not expected to result in taxable distributions for federal income tax purposes to the Contract Holders that invest in the Portfolios due to the tax deferred nature of such accounts. Please consult your financial or tax advisor for information regarding the tax consequences, if any, applicable to your investment.

Expenses of the Reorganization

With respect to each Reorganization, the Adviser will bear the costs of the Reorganization. Reorganization costs include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of the Information Statement/Prospectus; (2) the preparation of the registration statement and other shareholder communications and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; and (3) legal, audit and other fees incurred in connection with the Reorganizations, including brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Portfolio or the Acquiring Portfolio.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

Accounting Survivor

With respect to each Reorganization, the Acquiring Portfolio will be the accounting survivor.

CAPITALIZATION OF THE PORTFOLIOS AND FORM OF ORGANIZATION

Capitalization of the Portfolios

The following table sets forth the net assets, number of shares outstanding, and net asset value per share, assuming each Reorganization occurred as of May 28, 2021. This information is generally referred to as the “capitalization” of a Portfolio. With respect to each Reorganization, the term “pro forma capitalization” means the expected capitalization of an Acquiring Portfolio after giving effect to the Reorganization(s) and assuming the Reorganization(s) occurred as of May 28, 2021. These numbers may differ as of the Closing Date.

Reorganization into GA Balanced

	GA Goldman Dynamic (Acquired Portfolio)	GA Balanced (Acquiring Portfolio)	Pro Forma Adjustments(1)	GA Balanced (Combined Portfolio) Pro Forma(2)
Total Net Assets	$35,472,710	$83,977,040	-	$119,449,750
Shares Outstanding	2,956,497	6,123,633	-	8,710,993
Net Asset Value Per Share	$12.00	$13.71	-	$13.71

Reorganization into GA Wellington

	GA PIMCO (Acquired Portfolio)	GA Wellington (Acquiring Portfolio)	Pro Forma Adjustments(1)	GA Wellington (Combined Portfolio) Pro Forma(2)
Total Net Assets	$29,687,401	$457,070,230	-	$486,757,631
Shares Outstanding	2,397,887	28,621,166	-	30,480,114
Net Asset Value Per Share	$12.38	$15.97	-	$15.97

(1)         The Adviser and not the Portfolios will bear all of the costs of each Reorganization. Accordingly, there are no pro forma adjustments to net assets. Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares to be issued to each Acquired Portfolio based on its net asset value per share as of May 28, 2021 relative to the net asset value of the corresponding Acquiring Portfolio. Each Reorganization is expected to be completed after close of business on August 20, 2021, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.

(2)         Reflects pro forma amounts following the Reorganization

Form of Organization

Each Acquired Portfolio and Acquiring Portfolio is a series of the Trust. The Trust is a Delaware statutory trust and registered as an open-end management investment company. The Trust is governed by its Board, which currently consists of the five (5) trustees, three (3) of whom are not “interested persons” (as defined in the 1940 Act).

GENERAL INFORMATION

Independent Registered Public Accounting Firm

RSM US LLP has been appointed to serve as the Portfolios’ Independent Registered Public Accounting Firm. RSM US LLP is located at 555 Seventeenth Street, Suite 1200, Denver, CO 80202.

Shareholder Reports

Additional information about the Portfolios’ investments will also be available in the Portfolios’ Annual and Semi-Annual Reports to Shareholders. In the Portfolios’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year. To obtain a free copy of the Prospectus, SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Portfolios by calling the Portfolios (toll-free) at 1-877-355-1820, or by writing to:

Global Atlantic Portfolios

c/o Forethought Variable Insurance Trust
10 West Market Street, Suite 2300
Indianapolis, Indiana 46204

Information is also available at http://connect.rightprospectus.com/globalatlanticportfolios.

Share Ownership

As of June 15, 2021, to the knowledge of the Trust, the Trustees and officers as a group owned less than 1% of the outstanding shares of an Acquired Portfolio’s shares. As of June 15, 2021, to the knowledge of the Trust, the Trustees and officers as a group owned less than 1% of the outstanding shares of an Acquiring Portfolio’s shares. As of June 15, 2021, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Portfolios, except as listed in Appendix C. As of June 15, 2021, none of the Independent Trustees (or their immediate family members) had share ownership in securities of the Portfolios’ investment adviser or principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter (not including registered investment companies).

MORE INFORMATION ABOUT THE PORTFOLIOS

The following provides additional information about the Acquiring Portfolios and the Acquired Portfolios. References to a “Portfolio” in this section refer to each Acquiring Portfolio and each Acquired Portfolio unless otherwise noted.

How Shares are Priced

The public offering price and Net Asset Value (“NAV”) of Portfolio shares are determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. If the NYSE closes at a time other than the regularly scheduled close, each Portfolio will price its shares as of the time the NYSE closes, and purchase and redemption orders received after the time the NYSE closes will receive the price calculated on the next business day. NAV is computed by determining the aggregate market value of all assets of a Portfolio less its liabilities divided by the total number of the Portfolio’s shares outstanding, on a per-class basis ((Asset minus liabilities)/number of shares=NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the per-class expenses and fees of a Portfolio, including but not limited to investment advisory, administration, and distribution fees, if any, which are accrued daily. The determination of NAV of a Portfolio for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Portfolio (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security’s principal exchange as determined by an independent pricing agent. Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask prices on such over-the-counter market. Debt securities not traded on an exchange may be valued on the basis of bid valuations provided by dealers or by an independent pricing agent which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt obligations having 61 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value.

If market quotations are not readily available due to, for example, market disruptions or unscheduled market closings, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, a Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee composed of one or more of the following (i) Chief Compliance Officer of the Trust, (ii) Principal Financial Officer, and (iii) representatives of the Adviser and/or Sub-Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly.

The Portfolios may use independent pricing services to assist in calculating the value of each Portfolio’s securities. With respect to foreign securities that are primarily listed on foreign exchanges or that may trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio’s holdings may change on days when you may not be able to buy or sell Portfolio shares. In computing the NAV of the Portfolio, the Adviser values foreign securities held by the Portfolio, if any, at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the investment portfolio occur before the Portfolio prices its shares, the security will be valued at fair value. For example, if trading in a security is halted and does not resume before the Portfolio calculates its NAV, the Adviser may need to price the security using the Portfolio’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by short-term traders.

With respect to any portion of a Portfolio’s assets that is invested in one or more open-end management investment companies that are registered under the 1940 Act (mutual funds), the Portfolio’s net asset value is calculated based upon the net asset values of the mutual funds in which the Portfolio invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Each Portfolio relies on various sources to calculate its NAV. Therefore, each Portfolio is subject to certain operational risks associated with reliance on third-party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Portfolio’s NAV and/or the inability to calculate NAV over extended time periods. The Portfolios may be unable to recover any losses associated with such failures.

How To Purchase And Redeem Shares

Shares of each Portfolio are intended to be sold to certain separate accounts of Forethought Life Insurance Company (“FLIC”). You and other purchasers of variable annuity contracts will not own shares of a Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts. All investments in a Portfolio are credited to the shareholder’s account in the form of full or fractional shares of the Portfolio. The Portfolios do not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity contract. Redemptions are processed on any day on which the Portfolios are open for business.

When Orders are Processed

Shares of the Portfolios are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the annuity contracts. These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by FLIC, in good order. All requests received in good order, which typically requires an account number and other identifying information, before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading will be executed on that same day. Requests received after the close of regular trading on the NYSE, or on any day the NYSE is closed, will be processed on the next day the NYSE is open for trading. FLIC is responsible for properly transmitting purchase orders and federal funds to a Portfolio.

Each Portfolio typically expects to pay sale proceeds to redeeming shareholders (i.e., the separate account of the insurance company) within one business day following receipt of a shareholder redemption order by way of an electronic funds transfer. However, in unusual circumstances, each Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. Each Portfolio may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Under normal market conditions, each Portfolio expects to meet redemption orders by using a combination of cash and cash equivalents holdings and/or by the sale of portfolio investments, although the Portfolio reserves the right to use borrowings. In unusual or stressed market conditions or as the Adviser determines to be appropriate, each Portfolio may use borrowings (such as a line of credit or through reverse repurchase agreements) to meet redemption requests. Each Portfolio may also utilize its custodian overdraft facility to meet redemptions, if necessary.

The USA PATRIOT Act requires financial institutions, including the Portfolios, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required by FLIC to supply certain information, such as your full name, date of birth, social security number and permanent street address. This information will assist them in verifying your identity. As required by law, FLIC may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Tax Consequences

Each Portfolio intends to qualify as a regulated investment company under the Code. If so qualified, a Portfolio generally is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio’s intention to distribute all such income and gains to the separate accounts.

Generally, owners of variable annuity contracts are not taxed currently on income or gains by the separate accounts realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Portfolios are offered to the separate accounts of FLIC. Separate accounts are insurance company separate accounts that fund the annuity contracts. Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity contracts. In order for shareholders to receive the favorable tax treatment available to holders of variable annuity contracts, the separate accounts, as well as the Portfolio, must meet certain diversification requirements. If a Portfolio does not meet such requirements, income allocable to the contracts may be taxable currently to the holders of such contracts. The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose “diversification” requirements on each Portfolio. Each Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on a Portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by “safe harbor” rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer. If a Portfolio does not satisfy the section 817(h) requirements, income on the variable annuity contracts may become currently taxable to the contract holders. See the prospectuses for the policies and annuity contracts.

For a more complete discussion of the taxation of FLIC and the separate accounts, as well as the tax treatment of the annuity contracts and the holders thereof, see the prospectus for the applicable annuity contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors for more information.

Dividends and Distributions

All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in each Portfolio’s shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash. Dividends are not taxable as current income to you or other purchasers of variable annuity contracts.

Frequent Purchases and Redemptions of Portfolio Shares

Each Portfolio discourages and does not accommodate market timing. Frequent trading into and out of a Portfolio can harm contract holders by disrupting the Portfolio’s investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term contract holders. Each Portfolio that invests in Underlying Funds or ETFs that hold foreign securities is at greater risk of market timing because the Underlying Fund or ETF holding foreign securities may, itself, be subject to time zone market timing because of differences between hours of trading between U.S. and foreign exchanges. Each Portfolio is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Portfolios’ Board has approved policies that seek to curb these disruptive activities while recognizing that contract holders may have a legitimate need to adjust their Portfolio investments as their financial needs or circumstances change.

Each Portfolio reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Portfolios nor the Adviser, nor Sub-Advisers will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may request that FLIC also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with a Portfolio.

Because purchase and sale transactions are submitted to a Portfolio on an aggregated basis by the insurance company issuing the variable annuity contract, the Portfolio is not able to identify market timing transactions by individual variable annuity contract. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. The Portfolio, therefore, has to rely upon the insurance company to police restrictions in the variable annuity contracts or according to the insurance company’s administrative policies. Each Portfolio has entered into an information sharing agreement with the insurance company. Under this agreement, the insurance company is obligated to (i) furnish each Portfolio, upon its request, with information regarding contract holder trading activities in shares of the Portfolio; and (ii) restrict or prohibit further purchases of a Portfolio’s shares by a contract holder that has been identified by the Portfolio as having engaged in transactions that violate the Portfolio’s policies.

Each Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved. When information regarding transactions in a Portfolio’s shares is requested by the Portfolio and such information is in the possession of a person that is itself a financial intermediary to the insurance company (an “indirect intermediary”), the insurance company is obligated to obtain transaction information from the indirect intermediary or, if directed by the Portfolio, to restrict or prohibit the indirect intermediary from purchasing shares of the Portfolio on behalf of the contract or policy owner or any other persons. The Portfolios will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts because information about trading is received on a delayed basis and there can be no assurances that a Portfolio will be able to do so. In addition, the right of an owner of a variable annuity product to transfer among sub-accounts is governed by a contract between the insurance company and the owner. Many of these contracts limit the number of transfers that a contract owner may make among the available investment options. The terms of these contracts, the presence of financial intermediaries (including the insurance company) between a Portfolio and the contract and policy holders and other factors such as state insurance laws may limit the Portfolio’s ability to deter market timing. Multiple tiers of such financial intermediaries may further compound a Portfolio’s difficulty in deterring such market timing activities. Variable annuity contract holders should consult the prospectus for their variable annuity contract for additional information on contract level restrictions relating to market timing.

Distribution of Shares

Distributor: Global Atlantic Distributors, LLC (“GAD”), an affiliate of the Adviser, is the distributor for the shares of the Portfolios. GAD is a registered broker-dealer and member of FINRA. Shares of the Portfolios are offered on a continuous basis.

Distribution Fees: Each Portfolio has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act with respect to the sale and distribution of shares of each Portfolio. Shareholders of a Portfolio pay annual 12b-1 expenses of up to 0.25%. A portion of the fee payable pursuant to the Plan, equal to up to 0.25% of the average daily net assets, may be characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

GAD and other entities are paid under the Plan for services provided and the expenses borne by GAD and others in the distribution of Portfolio shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Portfolio’s shares to other than current contract holders; and preparation, printing and distribution of sales literature and advertising materials. In addition, GAD or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries: The Adviser and its affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to FLIC for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing FLIC and your salesperson to recommend a variable contract and the Portfolio over another investment. These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and management representatives, and/or inclusion of a Portfolio as an investment option. Please refer to your variable annuity contract prospectus for additional information.

Householding: To reduce expenses, the Portfolios mail only one copy of the Summary Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-877-355-1820 on days the Portfolios are open for business or contact your financial institution. The Portfolios will begin sending you individual copies thirty days after receiving your request.

Voting and Meetings

The insurance company that issues your variable contract will solicit voting instructions from you and other purchasers of variable contracts with respect to any matters that are presented to a vote of shareholders. The insurance company may be required to vote shares, including those held directly by the insurance company and its affiliates, on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which it did receive instructions (either for or against a proposal). To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable contract owners would be able to determine the outcome of a matter. Each Portfolio will vote separately on matters relating solely to that Portfolio or which affects that Portfolio differently. However, all shareholders will have equal voting rights on matters that affect all Portfolios equally. Shareholders shall be entitled to one vote for each share held.

The Portfolios do not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio’s fundamental investment policies, or approve an investment advisory contract. Unless required otherwise by applicable laws, one third of the outstanding shares constitute a quorum (or one third of a Portfolio or class if the matter relates only to the Portfolio or class).

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the period of each Portfolio’s operations. Certain information reflects financial results for a single Portfolio share outstanding throughout each period indicated.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information for each Portfolio has been derived from the financial statements audited by RSM US LLP, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ December 31, 2020 annual report, which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable annuity product level.  If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio (Acquired Portfolio)

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$10.83		$9.57	$10.63	$9.87	$9.48
Income from investment operations:
Net investment income(a)(b)	(0.00	)(d)	0.10	0.10	0.04	0.04
Net realized and unrealized gain (loss)(c)	1.06		1.26	(0.71)	0.75	0.35
Total income (loss) from investment operations	1.06		1.36	(0.61)	0.79	0.39
Less distributions from:
Net investment income	(0.10)		(0.10)	(0.05)	(0.03)	0.00 (d)
Net realized gains	(0.33)		—	(0.40)	—	—
Total distributions from net investment income and net realized gains	(0.43)		(0.10)	(0.45)	(0.03)	0.00 (d)
Net asset value, end of year	$11.46		$10.83	$9.57	$10.63	$9.87
Total return(e)	10.12%		14.21%	(5.74)%	8.04%	4.12%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$35,154		$32,576	$30,740	$34,626	$30,792
Ratio of net expenses to average net assets(f)	1.17%		1.17%	1.16%	1.16%	1.16%
Ratio of gross expenses to average net assets(f)(g)	1.23%		1.23%	1.20%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets(b)(f)	(0.03)%		0.96%	0.94%	0.37%	0.43%
Portfolio turnover rate	172%		220%	142%	241%	101%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Less than $0.005 per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(f)  Does not include the expenses of the investment companies in which the Portfolio invests.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

Global Atlantic Balanced Managed Risk Portfolio (Acquiring Portfolio)

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
Net asset value, beginning of year	$12.51		$11.26		$12.09		$10.95		$10.66
Income from investment operations:
Net investment income(a)(b)	0.13		0.19		0.17		0.13		0.13
Net realized and unrealized gain (loss)(c)	0.93		1.42		(0.85)		1.16		0.25
Total income (loss) from investment operations	1.06		1.61		(0.68)		1.29		0.38
Less distributions from:
Net investment income	(0.21)		(0.20)		(0.15)		(0.15)		(0.09)
Net realized gains	(0.26)		(0.16)		—		—		—
Total distributions from net investment income and net realized gains	(0.47)		(0.36)		(0.15)		(0.15)		(0.09)
Net asset value, end of year	$13.10		$12.51		$11.26		$12.09		$10.95
Total return(d)	8.78%		14.34%		(5.66)%		11.80%		3.55%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$82,774		$83,411		$81,748		$95,893		$101,046
Ratio of net expenses to average net assets(e)	0.92	%(f)	0.91%		0.91	%(f)	0.91%		0.91%
Ratio of gross expenses to average net assets(e)	0.92%		0.91	%(g)	0.91%		0.91	%(g)	0.92	%(g)
Ratio of net investment income to average net assets(b)(e)	1.06%		1.54%		1.42%		1.14%		1.23%
Portfolio turnover rate	119%		107%		75%		49%		51%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser’s recapture of waived/reimbursed fees from prior periods.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

Global Atlantic PIMCO Tactical Allocation Portfolio (Acquired Portfolio)

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
Net asset value, beginning of year	$11.61		$9.90		$11.12		$9.73		$9.45
Income from investment operations:
Net investment income(a)(b)	0.09		0.16		0.14		0.09		0.11
Net realized and unrealized gain (loss)(c)	0.87		1.67		(0.87)		1.34		0.26
Total income (loss) from investment operations	0.96		1.83		(0.73)		1.43		0.37
Less distributions from:
Net investment income	(0.21)		(0.12)		(0.11)		(0.04)		(0.09)
Net realized gains	(0.38)		—		(0.38)		—		—
Total distributions from net investment income and net realized gains	(0.59)		(0.12)		(0.49)		(0.04)		(0.09)
Net asset value, end of year	$11.98		$11.61		$9.90		$11.12		$9.73
Total return(d)	8.57%		18.37%		(6.65)%		14.66%		3.91%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$29,114		$26,889		$24,339		$25,496		$20,356
Ratio of net expenses to average net assets(e)	1.15%		1.15%		1.14%		1.14%		1.14%
Ratio of gross expenses to average net assets(e)(f)	1.37%		1.25%		1.20%		1.21%		1.21%
Ratio of net investment income to average net assets(b)(e)	0.75%		1.43%		1.29%		0.83%		1.15%
Portfolio turnover rate	441	%(g)	782	%(g)	207	%(g)	403	%(g)	66	%(g)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies or fees on swaps in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  The portfolio turnover rates excludes mortgage dollar roll transactions for the years ended December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, and December 31, 2016. If these were included in the calculation, the turnover percentage would be 632%, 891%, 376%, 455%, and 304%, respectively.

Global Atlantic Wellington Research Managed Risk Portfolio (Acquiring Portfolio)

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
Net asset value, beginning of year	$14.00		$12.38		$13.40		$11.82		$11.32
Income from investment operations:
Net investment income(a)(b)	0.08		0.13		0.12		0.09		0.08
Net realized and unrealized gain (loss)(c)	1.46		2.23		(0.79)		1.56		0.42
Total income (loss) from investment operations	1.54		2.36		(0.67)		1.65		0.50
Less distributions from:
Net investment income	(0.14)		(0.13)		(0.09)		(0.07)		—
Net realized gains	(0.17)		(0.61)		(0.26)		—		—
Total distributions from net investment income and net realized gains	(0.31)		(0.74)		(0.35)		(0.07)		—
Net asset value, end of year	$15.23		$14.00		$12.38		$13.40		$11.82
Total return(d)	11.16%		19.32%		(5.07)%		13.99%		4.68%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$455,842		$448,554		$414,731		$478,812		$415,607
Ratio of net expenses to average net assets(e)	1.21%		1.20%		1.20	%(f)	1.20%		1.20%
Ratio of gross expenses to average net assets(e)	1.22	%(g)	1.21	%(g)	1.19%		1.21	%(g)	1.21	%(g)
Ratio of net investment income to average net assets(b)(e)	0.54%		0.93%		0.89%		0.68%		0.65%
Portfolio turnover rate	85	%(h)	53	%(h)	66	%(h)	67	%(h)	71	%(h)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser’s recapture of waived/reimbursed fees from prior periods.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  The portfolio turnover rates excludes mortgage dollar roll transactions for the years ended December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017 and December 31, 2016. If these were included in the calculation the turnover percentage would be 116%, 70%, 92%, 106% and 120%, respectively.

INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization

Appendix B:	Additional Information Regarding the Portfolios’ Investment Philosophy and Investment Process

Appendix C:	5% Record Owners of Fund Shares

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ___ day of ______, 2021, by Forethought Variable Insurance Trust (the “Trust”), on behalf of (i) its series listed on Exhibit A attached hereto as a corresponding Acquiring Portfolio (each series an “Acquiring Portfolio” and, together, the “Acquiring Portfolios”) and (ii) its series listed on Exhibit A attached hereto as an Acquired Portfolio (each series an “Acquired Portfolio” and, together the “Acquired Portfolios”). The Trust is a Delaware statutory trust, with its principal place of business at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). Each reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of an Acquired Portfolio to the corresponding Acquiring Portfolio as set forth on Exhibit A hereto in exchange solely for shares of common stock of the corresponding Acquiring Portfolio set forth on Exhibit A hereto (“Acquiring Portfolio Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Portfolio set forth on Exhibit A (“Acquired Portfolio Shares”), as described herein, (2) the assumption by the corresponding Acquiring Portfolio of all liabilities of the Acquired Portfolio, and (3) the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, as provided herein (each such transaction a “Reorganization” and, together, the “Reorganizations”), all upon the terms and conditions hereinafter set forth in this Agreement.

This Agreement provides for multiple Reorganizations and each Reorganization between an Acquired Portfolio and its corresponding Acquiring Portfolio shall be treated as if it had been the subject of a separate agreement. Each Acquired Portfolio and each corresponding Acquiring Portfolio is acting for itself, and not jointly or jointly and severally with any other party.

WHEREAS, the Acquired Portfolios and the Acquiring Portfolios are series of the Trust, each a registered investment company classified as a management company of the open-end type, and each Acquired Portfolio owns securities that generally are assets of the character in which the corresponding Acquiring Portfolio is permitted to invest;

WHEREAS, the Trustees of the Trust have determined, with respect to each Acquiring Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the corresponding Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Trustees of the Trust have determined, with respect to each Acquired Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the corresponding Acquiring Portfolio is in the best interests of the Acquired Portfolio and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                    TRANSFER OF ASSETS OF EACH ACQUIRED PORTFOLIO TO THE CORRESPONDING ACQUIRING PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.                          Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Portfolio agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Portfolio, as set forth in paragraph 1.2 herein, to the corresponding Acquiring Portfolio, and the corresponding Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to the corresponding class of Acquired Portfolio Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Portfolio Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).

1.2.                          The property and assets of each Acquired Portfolio to be acquired by the corresponding Acquiring Portfolio shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the Closing Date (collectively, “Assets”). Each Acquired Portfolio will sell, assign, convey, transfer and deliver to the corresponding Acquiring Portfolio any rights, stock dividends, or other securities received by the Acquired Portfolio after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the corresponding Acquiring Portfolio at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Portfolio acquired by the corresponding Acquiring Portfolio.

1.3.                          Each Acquired Portfolio will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing Date. Each Acquiring Portfolio shall assume all of the liabilities of the corresponding Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, each Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.                          Immediately following the actions contemplated by paragraph 1.1 herein, the Trust shall take such actions necessary to complete the liquidation of each Acquired Portfolio. To complete the liquidation, the Trust, on behalf of each Acquired Portfolio, shall (a) distribute to the Acquired Portfolio’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Portfolio Shareholders”), on a pro rata basis within the class, the corresponding Acquiring Portfolio Shares of the corresponding class received by the Acquired Portfolio pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Portfolio shares, by the transfer of the corresponding Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the corresponding Acquiring Portfolio to open accounts on the share records of the corresponding Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of the Acquiring Portfolio Shares to be so credited to the Acquired Portfolio Shareholders shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Portfolio Shares of the corresponding class owned by Acquired Portfolio Shareholders on the Closing Date. All issued and outstanding Acquired Portfolio Shares will simultaneously be canceled on the books of the respective Acquired Portfolio, although share certificates representing interests in Acquired Portfolio Shares will thereafter represent interests in the corresponding class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with paragraph 2.3. No Acquiring Portfolio shall issue certificates representing the Acquiring Portfolio Shares in connection with the Reorganization.

1.5.                          Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s Transfer Agent, as defined in paragraph 3.3 herein.

1.6.                          Any reporting responsibility of an Acquired Portfolio, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.                                    VALUATION

2.1.                          The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange on the Closing Date, computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to each Acquired Portfolio and valuation procedures established by the Board of Trustees of the Trust (“Board”).

2.2.                          The net asset value of each Acquiring Portfolio Share shall be the net asset value per share computed with respect to the corresponding class as of the Closing Date, using the valuation procedures set forth in each Acquiring Portfolio’s then-current prospectus and statement of additional information, and valuation procedures established by the Board.

2.3.                          The number of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for an Acquired Portfolio’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Portfolio Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Portfolio Shares, determined in accordance with paragraph 2.2 herein.

2.4.                          All computations of value shall be made by the Bank of New York Mellon (“BNYM”), in its capacity as Fund Accountant for the Trust, and shall be subject to confirmation by the Treasurer of the Trust.

3.                                    CLOSING AND CLOSING DATE

3.1.                          The Closing Date of a Reorganization shall be a date to be determined by an officer of the Trust, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement with respect to a Reorganization (“Closing”) shall be deemed to take place simultaneously at a time immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Trust or at such other place as the parties may agree.

3.2.                          Prior to the Closing Date, the Trust shall issue instructions directing BNYM, as the custodian of each Acquired Portfolio (“Custodian”), to deliver to itself, as the Custodian for each corresponding Acquiring Portfolio, all the Assets of each Acquired Portfolio held by it as the Acquired Portfolio’s Custodian as of the Closing Date in proper form. Each Acquired Portfolio may inspect such Assets at the offices of the Custodian prior to the Closing Date. As soon as practicable after the close of business on the Closing Date, the Custodian shall confirm that it has caused to be delivered to itself as Custodian for each Acquiring Portfolio and in proper form all of the Assets of the corresponding Acquired Portfolio held by the Custodian as of the Closing Date and also identify any Assets that could not be transferred. To the extent that any Assets of an Acquired Portfolio, for any reason, are not transferable on the Closing Date, the Acquired Portfolio shall cause such Assets to be transferred to the corresponding Acquiring Portfolio’s account with the Custodian at the earliest practicable date thereafter.

3.3.                          The Trust shall direct BNYM, in its capacity as transfer agent for each Acquiring Portfolio and each Acquired Portfolio (“Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. An officer of the Transfer Agent shall confirm that (a) the appropriate number of Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the corresponding Acquiring Portfolio pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Portfolio Shares have been credited to the accounts of the Acquired Portfolio Shareholders on the books of the corresponding Acquiring Portfolio pursuant to paragraph 1.4 herein. At the Closing, the Trust shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect each Reorganization.

3.4.                          In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Portfolio or an Acquired Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of Global Atlantic Investment Advisors, LLC (the “Adviser”) or the Board, accurate appraisal of the value of the net assets of an Acquiring Portfolio or an Acquired Portfolio, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or (c) if the Adviser determines that that a delay in the Closing Date is in the best interests of the Acquired Portfolio Shareholders due to market conditions or other similar issues.

4.                                    REPRESENTATIONS AND WARRANTIES

4.1.                          Except as has been fully disclosed to an Acquiring Portfolio prior to the date of this Agreement in writing, the Trust on behalf of each Acquired Portfolio, represents and warrants as follows:

(a)                               The Acquired Portfolio is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust, as amended from time to time (“Declaration of Trust”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)                               The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Portfolio Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)                                No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)                               The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                                On the Closing Date, the Acquired Portfolio, will have good and marketable title to the Assets of the Acquired Portfolio and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the corresponding Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)                                 The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)                                All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date;

(h)                               No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquired Portfolio or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                                   The Statement of Assets and Liabilities of the Acquired Portfolio as of December 31, 2020, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by RSM US LLP, independent registered public accounting firm, included in its report dated February 23, 2021, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. generally accepted accounting principles (“GAAP”), and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)                                  Since December 31, 2020, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness other than in the ordinary course in accordance with the Acquired Portfolio’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Portfolio Shares due to declines in market values of securities held by the Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

(k)                               On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Trust, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)                                   For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)                           For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the diversification and other requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder (including Treasury Regulations Section 1.817-5);

(n)                               All issued and outstanding Acquired Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Portfolio Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3 herein. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio Shares, nor is there outstanding any security convertible into any of the Acquired Portfolio Shares;

(o)                               The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)                               The information to be furnished by the Acquired Portfolio for use in registration statements, information statement materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(q)                               The combined information statement/prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.                          Except as has been fully disclosed to an Acquired Portfolio prior to the date of this Agreement in writing, the Trust, on behalf of each Acquiring Portfolio, represents and warrants as follows:

(a)                               The Acquiring Portfolio is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under the Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                               The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Portfolio Shares under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

(c)                                No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)                               The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                                The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(f)                                 No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, with respect to the Acquiring Portfolio or any of the Acquiring Portfolio’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio’s business or its ability to consummate the transactions herein contemplated;

(g)                                The Statement of Assets and Liabilities of the Acquiring Portfolio as of December 31, 2020, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by RSM US LLP, independent registered public accounting firm, included in its report dated February 23, 2021, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)                               Since December 31, 2020, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness other than in the ordinary course in accordance with the Acquiring Portfolio’s investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Portfolio Shares due to declines in market values of securities held by the Acquiring Portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change;

(i)                                   On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Trust no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)                                  For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code;

(k)                               For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the diversification and other requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder (including Treasury Regulations Section 1.817-5);

(l)                                   All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)                           The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)                               The Acquiring Portfolio Shares to be issued and delivered to the corresponding Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable by the Acquiring Portfolio;

(o)                               The information to be furnished by the Acquiring Portfolio for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(p)                               The Information Statement to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Portfolio and the Acquiring Portfolio Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.                                    COVENANTS OF EACH ACQUIRING PORTFOLIO AND EACH ACQUIRED PORTFOLIO

5.1.                          Each Acquiring Portfolio and the corresponding Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (a) the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable; and (b) the repositioning of the corresponding Acquired Portfolio’s portfolio.

5.2.                          The Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.                          Subject to the provisions of this Agreement, each Acquiring Portfolio and the corresponding Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.                          Each Acquired Portfolio has provided the corresponding Acquiring Portfolio with information reasonably necessary for the preparation of the Information Statement (referred to in paragraph 4.1(q)) to be included in a Registration Statement on Form N-14 (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.5.                          Each Acquiring Portfolio and the corresponding Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6.                          The Trust, on behalf of each Acquired Portfolio, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Acquired Portfolio of the Acquiring Portfolio Shares to be delivered hereunder and (b) the title and possession of the Acquiring Portfolio of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.7.                          Each Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.                                    CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED PORTFOLIO

The obligations of the Trust, on behalf of each Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of each Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.                          All representations and warranties of the Trust, on behalf of each Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.                          Each Acquiring Portfolio shall have delivered to the corresponding Acquired Portfolio a certificate executed by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.                          The Trust, on behalf of each Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.                          The number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.                                    CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO

The obligations of the Trust, on behalf of each Acquiring Portfolio, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of each Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                          All representations and warranties of the Trust, on behalf of each Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                          Each Acquired Portfolio shall have delivered to the corresponding Acquiring Portfolio a statement of the Acquired Portfolio’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3.                          Each Acquired Portfolio shall have delivered to the corresponding Acquiring Portfolio a certificate executed in the name of the Acquired Portfolio by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Trust, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.                          The Trust, on behalf of each Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of each Acquired Portfolio, on or before the Closing Date;

7.5.                          The number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.                          Each Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO AND EACH ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to an Acquired Portfolio, the Trust, may, at its option, refuse to consummate the transactions contemplated by this Agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to an Acquiring Portfolio, the Trust may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.                          The Agreement and the transactions contemplated herein shall have been approved by the Board, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;

8.2.                          On the Closing Date no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or its corresponding Acquired Portfolio;

8.4.                          The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.                          With respect to each Reorganization, the Trust, shall have received the opinion of counsel substantially to the effect that either, (1) based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes or (2) assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for United States federal income tax purposes with respect to contract owners whose contract values are determined by investment in shares of the Acquired Portfolio. The delivery of such opinion is conditioned upon receipt by counsel to the Trust of representations it shall request of the Trust.

Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph.

9.                                    INDEMNIFICATION

9.1.                          The Trust, out of the respective Acquiring Portfolio’s assets and property (including any amounts paid to the respective Acquiring Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the corresponding Acquired Portfolio from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Acquired Portfolio may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the respective Acquiring Portfolio of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the respective Acquiring Portfolio is not in violation of any applicable law.

9.2.                          The Trust, out of the respective Acquired Portfolio’s assets and property (including any amounts paid to the respective Acquired Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the corresponding Acquiring Portfolio from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Acquiring Portfolio may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the respective Acquired Portfolio of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the respective Acquired Portfolio is not in violation of any applicable law.

10.                             BROKERAGE FEES AND EXPENSES

10.1.                   Trust, on behalf of each Acquiring Portfolio and Acquired Portfolio, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.                   With respect to each Reorganization, the Adviser will bear the costs of the Reorganization. Reorganization costs include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of the Combined Information Statement/Prospectus, (2) the preparation of the registration statement and other shareholder communications and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; and (3) legal, audit and other fees incurred in connection with the Reorganizations, including brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any. Fees and expenses incurred directly by an Acquired Portfolio will be allocated to that Portfolio. Fees and expenses incurred on behalf of multiple Acquired Portfolios, such as legal fees and the costs of preparing (but not printing and mailing) the Combined Information Statement/Prospectus, will be allocated among participating Acquired Portfolios equally. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Portfolio or the Acquiring Portfolio.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.                             ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.                   The Trust, has not made any representation, warranty or covenant, on behalf of an Acquired Portfolio or an Acquiring Portfolio, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between each Acquiring Portfolio and the corresponding Acquired Portfolio with respect to the Reorganization.

11.2.                   The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each Acquired Portfolio and the corresponding Acquiring Portfolio in paragraphs 9.1 and 9.2 shall survive the Closing.

12.                             TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by one or more Acquired Portfolios and Acquiring Portfolios by resolution of the Board, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable. The consummation of any Reorganization shall not be contingent on the consummation of any other Reorganization.

13.                               AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust.

14.                             HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.                   The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.                   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.3.                   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

FORETHOUGHT VARIABLE INSURANCE TRUST, ON BEHALF OF ITS SERIES LISTED ON EXHIBIT A ATTACHED HERETO AS A CORRESPONDING ACQUIRING PORTFOLIO

By:
Name:
Title:

FORETHOUGHT VARIABLE INSURANCE TRUST, ON BEHALF OF ITS RESPECTIVE SERIES LISTED ON EXHIBIT A ATTACHED HERETO AS AN ACQUIRED PORTFOLIO

By:
Name:
Title:

EXHIBIT A

Acquired Portfolio and Share Class	Corresponding Acquiring Portfolio and Share Class
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio Class II Shares	Global Atlantic Balanced Managed Risk Portfolio Class II Shares
Global Atlantic PIMCO Tactical Allocation Portfolio Class II Shares	Global Atlantic Wellington Research Managed Risk Portfolio Class II Shares

Appendix B

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS’ INVESTMENT PHILOSOPHY AND INVESTMENT PROCESS

Adviser’s Investment Process. With respect to the Acquiring Portfolios, the Adviser makes allocation decisions between the Capital Appreciation and Income Component and the Managed Risk Component. Investment portfolios are rebalanced periodically, under the direction of the Adviser. Although investment portfolios are rebalanced periodically, the Adviser monitors the asset allocation models regularly. The Adviser reviews each Portfolio’s performance by means of comparison to standard indices, which may be changed from time to time. From time to time, due to market conditions or other warranting conditions in the judgment of the Adviser, investment percentages may be adjusted or investments may be added, removed, or substituted.

For each Portfolio, the Adviser engages sub-advisers to directly or indirectly invest in securities and other instruments. The sub-advisers make asset allocation decisions by identifying the long term trends and changes that could benefit particular asset classes, investment styles, and/or markets relative to other classes, styles, and markets. The sub-advisers will consider a variety of factors when selecting asset classes, styles, and markets, for example the rate of economic growth, relative valuation, capital recovery risk, dividend yields, interest rate levels, and the social and political environment. The sub-advisers will allocate assets to “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. However, there can be no assurance that the Portfolios will generally achieve these returns.

Investors may invest directly in underlying funds and exchange-traded funds (“ETFs”) outside of their variable annuity contracts and without investing indirectly in underlying funds and ETFs through one of the Portfolios. The Adviser utilizes a “manager of managers” structure in which the Adviser retains sub-advisers to select investments for the Portfolios. The Portfolios and the Adviser were granted an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that allows the Adviser to hire a new sub-adviser or sub-advisers without shareholder approval. See the “Management — Investment Adviser” section of this Prospectus for additional information regarding the Adviser’s investment process.

Milliman’s Managed Risk Strategy. (each Acquiring Portfolio only)

Historically, investors have relied on diversification as their primary risk management tool. However, during periods of global financial crisis, most asset classes have declined simultaneously. Many investors use asset allocation strategies to mitigate risk by diversifying asset class exposure amongst low- to negatively-correlated assets. Milliman’s managed risk strategy involves assembling and managing a portfolio of hedge instruments that are selected to reduce the downside risk of the portfolio of securities. These hedge instruments may include: equity futures contracts, treasury futures contracts, and other hedge instruments judged by Milliman to be necessary to achieve the goals of the managed risk strategy. Milliman may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolio’s volatility at the targeted level in an environment in which Milliman expects market volatility to decrease or increase, respectively. Typically, a managed risk strategy is managed to lock-in gains from favorable returns on underlying investments and to harvest gains from the hedge vehicle portfolio during severe market corrections. Milliman believes that by integrating hedge instruments with underlying securities, risk (as measured by return volatility) may be reduced and the overall value of an investment portfolio may be enhanced over market cycles.

Milliman employs a strategy that seeks to preserve asset growth in periods where securities prices are rising and defend against major losses during downturns in the markets. With Milliman’s managed risk strategy, the Portfolio seeks to be cushioned against severe market declines. The Portfolio may still experience declines in market value during downturns in the market. However, the managed risk strategy seeks to subject the Portfolio to market declines that are lower than those experienced by a portfolio without a managed risk strategy. After a protracted period in which securities prices are rising, the short position in hedge instruments tends to reduce. Also, during a severe bear market, short-position hedge instruments are likely to grow in size and generate a significant amount of cash. Thus the managed risk strategy is managed on an ongoing basis to adjust the protection level in an attempt to preserve gains after favorable events and harvest hedge payoffs after large market declines.

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Appendix C

To the knowledge of the Portfolios, as of June 15, 2021, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of an Acquiring Portfolio or an Acquired Portfolio.

Name & Address	Percentage of Portfolio
Global Atlantic Balanced Managed Risk Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%
Global Atlantic PIMCO Tactical Allocation Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%
Global Atlantic Wellington Research Managed Risk Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%

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PART B

Forethought Variable Insurance Trust

10 West Market Street, Suite 2300

Indianapolis, Indiana 46204

(877) 355-1820

Statement of Additional Information

July 8, 2021

This Statement of Additional Information relates to the reorganization of each Acquired Portfolio set forth in the table below with and into the corresponding Acquiring Portfolio set forth below (each, a “Reorganization” and collectively, the “Reorganizations”) pursuant to an Agreement and Plan of Reorganization (the “Plan”).

Acquired Portfolio and Share Class	Corresponding Acquiring Portfolio and Share Class
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio Class II Shares	Global Atlantic Balanced Managed Risk Portfolio Class II Shares
Global Atlantic PIMCO Tactical Allocation Portfolio Class II Shares	Global Atlantic Wellington Research Managed Risk Portfolio Class II Shares

With respect to each Reorganization, the Plan provides for:

•                  The transfer of all of the assets of an Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of the corresponding Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”);

•                  The assumption by the corresponding Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and

•                  The distribution of shares of the corresponding Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

An Acquiring Portfolio, following completion of the Reorganization(s), may be referred to as the “Combined Portfolio.” Each Acquired Portfolio and the corresponding Acquiring Portfolio may be referred to herein as a “Portfolio” and collectively, the “Portfolios.”

This Statement of Additional Information consists of this cover page, the accompanying supplemental information and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

(1)        Statement of Additional Information for the Acquired Portfolios and the Acquiring Portfolios dated May 1, 2021, as supplemented on May 6, 2021 and on June 3, 2021, with respect to the information that pertains to each Acquired Portfolio and each Acquiring Portfolio only (Securities Act File No.333-189870); and

(2)        The Financial Statements of each Acquired Portfolio and each Acquiring Portfolio as included in its Annual Shareholder Report filed for the year ended December 31, 2020.

This Statement of Additional Information is not a prospectus. A combined Information Statement/Prospectus (the “Information Statement/Prospectus”) dated July 8, 2021, relating to the transactions may be obtained, without charge, by calling the Portfolios (toll-free) at 1-877-355-1820, or by writing to:

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Global Atlantic Portfolios

c/o Forethought Variable Insurance Trust

10 West Market Street, Suite 2300

Indianapolis, Indiana 46204

Information is also available at http://connect.rightprospectus.com/globalatlanticportfolios.

Supplemental Information

A table showing the fees of each Acquired Portfolio and the corresponding Acquiring Portfolio, and the fees and expenses of the Acquiring Portfolio on a pro forma basis after giving effect to the applicable Reorganization, is included in the section entitled “Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio” in the “Synopsis” section for each Reorganization in the Information Statement/Prospectus.

The Reorganizations will not result in any material change to an Acquired Portfolio’s investment portfolio due to the investment restrictions of the corresponding Acquiring Portfolio. As a result, a schedule of investments of the Acquiring Portfolios modified to show the effects of such change is not required and is not included. There are no material differences between the accounting policies of each Acquired Portfolio and those of the corresponding Acquiring Portfolio.

This Statement of Additional Information should be read in conjunction with the Information Statement/Prospectus.

For additional information, see the Portfolios’ Annual Report dated December 31, 2020.

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